                  -------------------------------------------

                           OFFITBANK High Yield Fund

                        OFFITBANK Emerging Markets Fund

                      OFFITBANK Latin America Equity Fund

                       OFFITBANK New York Municipal Fund

                      OFFITBANK California Municipal Fund

                       OFFITBANK National Municipal Fund

                   OFFITBANK U.S. Government Securities Fund

                       OFFITBANK Mortgage Securities Fund

                          ---------------------------

                                    SEMI-ANNUAL REPORT

                                     JUNE 30, 1999

                                THE

                                    [OFFITBANK LOGO]

                                INVESTMENT FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are very pleased to present you with the June 30, 1999 Semi-Annual Report for The OFFITBANK Investment Fund, Inc. As of that date the Funds' investment portfolios have assets in excess of $2.2 billion, an increase of almost $100 million since year-end.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager, are part of this Semi-Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

OFFITBANK Holdings, Inc. the sole shareholder of OFFITBANK, recently entered into a definitive agreement to merge OFFITBANK with the Wachovia Corporation. OFFITBANK will continue to operate under its own name as a distinct Wachovia company, providing wealth management services in precisely the same manner as it has for fifteen years. Wachovia is one of the leading banks in the United
States, with a notable presence in the Southeast and a national and international client base. It is an institution with a pristine reputation for integrity and commitment to their clients.

The merger of OFFITBANK with Wachovia will provide our clients the benefit of a broader base of resources and products, as well as the long-term continuity which is critical in providing trust and estate services. Let me personally assure you that OFFITBANK will retain its identity following this merger. This integrity of our investment processes, the character of our professional and administrative staff, and, most significantly, our personalized relationship with our clients will continue to be the highest priorities of our firm as a Wachovia company. The commitment of Wachovia to OFFITBANK will only strengthen our capacities to serve our clients more comprehensively and effectively.

We greatly value your participation in our Funds. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

         [SIG]

Morris W. Offit

July 15, 1999

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
High yield materially outperformed investment grade fixed income for the first half of 1999. High yield returns were positive, despite higher interest rates, heavy issuance, and an increase in the number of defaults. The Fund's net investment return for the first half of 1999 after all fees and expenses was 1.91%. The June 30, 1999 NAV price of $9.67 was 2.4% lower than the $9.91 NAV at the beginning of the year. As of June 30, 1999, the Fund had a 30 day SEC yield of 9.18%. The Fund continued to grow during the first half of 1999 as net assets increased to $1,797 million from $1,740 million on December 31, 1998.

After rising 60 basis points in the first quarter, intermediate Treasury yields rose an additional 55 basis points during the second quarter. As is typical during periods of rising interest rates, high yield outperformed Treasuries. Also, as is typical in a rising rate environment, lower quality less interest sensitive high yield performed best. Lower tier returns are helped by the cushioning effect of the higher coupons, while higher quality high yield securities are more sensitive to movements in interest rates.

Broad market high yield spreads have tightened 100 basis points this year entirely due to the rise in interest rates. However, they are still 100 basis points wider than a year ago. Today solid double B credits may be purchased at spreads of 275 to 300 basis points, the same spread at which low double B or high single B credits were trading a year ago. In addition, due to the backup in interest rates, today's absolute yields of 8(3)/(4)% to 9% for higher quality credits are similar to lower quality yields of a year ago.

Current spreads discount further increases in the default rate and incremental credit problems for the high yield market. Market spreads may stay wider than in the last few years as high yield credit fundamentals are showing further signs of deterioration. For the past four quarters, credit downgrades have exceeded credit upgrades and the market has experienced rising default rates. Domestic default rates are now approaching their long-term average of approximately 3.3%. We do not expect the default rate to rise excessively from current levels.

The current increases in credit problems can be partially attributed to the large number of lower quality new issues brought to market in the last few years. As we have previously noted, it usually takes a lower tier credit about two years or so from a new bond offering to experience a credit problem. While we have taken great care in constructing and monitoring the portfolio, we will not be immune to the occasional credit disappointment. Another factor that has influenced market spreads is reduced dealer activity. While liquidity is markedly improved from year end, it still remains softer than a year ago. Dealers remain reluctant to commit capital and the market is putting an above average liquidity premium on high yield. Large better quality credits continue to command a premium to the broad market.

During the first six months, the technicals of the high yield market were mixed, as supply remained relatively heavy and demand, as measured by mutual fund flows, weakened. New issue volume was a healthy $63 billion year to date while mutual fund flows totaled only $6 billion. In the second quarter, visible demand fell far behind supply as net mutual fund flows turned negative. However, demand from new buyers was sufficient that the market was able to absorb the new supply without any severe dislocations.

The primary new money purchaser of new high yield issues appears to be CBO's. CBO's or collateralized bond obligations are structured financings originated and managed by large financial institutions in conjunction with broker-dealers. A well-diversified portfolio of high yield bonds is used as collateral for a tiered offering of investment grade debt, subordinated debt and equity. Leverage ranges from 5 to 1 debt to equity to as much as 12 to 1, depending on the structure of the CBO. CBO issuance has increased to an estimated $20 billion this year and has helped provide a cushion against high yield spread widening by immediately creating demand whenever spreads widen. CBO participation has also helped increase demand for single B and higher yielding credits.

We are very bullish on the upper tier of the high yield market and believe the sector offers compelling relative value within high yield and other fixed income sectors. The large flow of new issues over the past few years has increased the number of better quality credits for consideration. Recently, new issue quality has improved with less issuance from the lowest quality sectors. As a result, we are finding more better quality credits at attractive spreads than we have seen in the last few years. The market has a lot of room to tighten when interest rates stabilize or the technicals turn more positive. Supply-demand imbalances tend to be self-correcting over time.

During the first half, we were able to add to our quality holdings at more attractive yields. Several positions were increased including Federal Mogul and Allied Waste at lower prices and higher yields versus earlier in the year. New positions were established in Lear Corp. and Lyondell Chemical Co. These are solid double B companies with significant market presence and strong cash flows. Also, the Fund increased its holdings of bank debt. High yield bank

2
-------------

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
debt provides added protection by being senior in the capital structure while paying floating rate spreads of approximately 300 basis points over Libor. Positions in the senior tiers of Eurotunnel were increased and are now the largest holding of the Fund, while new positions in the bank debt of Triad Hospitals, Nextel Communications and Centennial Cellular Corp. were established.

Several noteworthy developments occurred during the first half which affected the portfolio. The telecommunications sector continues to benefit from strong fundamentals and favorable merger activity. Nextel Communications, MetroNet Communications and Global Crossing Holdings were all beneficiaries of the positive trends. International cable companies including NTL, Inc., Telewest Communications and Diamond Cable Holdings also benefited from rapid consolidation in the United Kingdom cable industry.

On the negative credit side, the Fund's exposure to the healthcare and paging industry dampened performance. Changes in Medicare reimbursement is having a much greater impact than previously believed with severe consequences for the long-term care industry. The paging industry has been suffering from a marked slowdown in unit growth and stagnant pricing.

Several corporate actions affected the portfolio during the first half of 1999. A large number of holdings including Echostar Communications, Marcus Cable, J Ray McDermott and Comcast Cellular announced tenders for their debt securities at investment grade spreads. Additionally, several issues including Armco Inc., Adelphia Communications and Presidential Life were called. During the first half of 1999, 12 issues totaling approximately $106.1 million were either tendered or called. Over the past twelve months approximately 13% of average net assets of the Fund have been either tendered or called.

We continue to focus on the better quality segment of the high yield market. As of quarter end approximately 42% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. Additionally, 65% of the holdings are rated at least B1 or B+. Many of the lower rated or unrated holdings are senior in the capital structure, including the Eurotunnel debt. Bank debt now totals approximately 7% of the Fund. The Fund is very well diversified with over 225 issues. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.

Stephen T. Shapiro

July 15, 1999

                                                                               3
                                                                   -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (92.2%)
   AUTOMOTIVE (3.6%)
     Delco Remy International Inc. Sr Sub Notes,
      10.625%, 08/01/06............................  $       4,000,000         $    4,080,000
     Exide Corp. Sr Notes, 10.00%, 04/15/05........          7,000,000              7,035,000
     Exide Holding Europe S.A. (144A), 9.125%,
      04/15/04.....................................         18,000,000(a)(1)        9,657,115
     Federal-Mogul Corp. Notes (144A), 7.375%,
      01/15/06.....................................          5,000,000(1)           4,711,800
     Federal-Mogul Corp. Notes, 7.875%, 07/01/10...         10,000,000              9,401,900
     Hayes Wheels International Inc. Sr Sub Notes,
      9.125%, 07/15/07.............................          7,000,000              7,070,000
     Lear Corp. Sr Notes (144A), 8.11%, 05/15/09...         11,500,000(1)          11,119,925
     Sonic Automotive Sr Sub Notes, 11.00%,
      08/01/08.....................................          8,000,000              7,940,000
     United Auto Group Inc. Sr Sub Notes, 11.00%,
      07/15/07.....................................          4,000,000              3,640,000
                                                                               --------------
                                                                                   64,655,740
                                                                               --------------
   BROADCAST/MEDIA (4.3%)
     Big Flower Press Sr Sub Notes, 8.875%,
      07/01/07.....................................         11,000,000             10,340,000
     Echostar DBS Corp. Sr Notes (144A), 9.25%,
      02/01/06.....................................         12,000,000(1)          12,240,000
     Heritage Media Corp. Sr Sub Notes, 8.75%,
      02/15/06.....................................          4,500,000              4,635,000
     Hollinger International Publishing Sr Sub
      Notes, 9.25%, 03/15/07.......................          6,500,000              6,662,500
     Lamar Advertising Co. Sr Sub Notes, 9.625%,
      12/01/06.....................................          6,500,000              6,630,000
     Loral Space & Communication Sr Notes, 9.50%,
      01/15/06.....................................          7,500,000              6,562,500
     Mail-Well I Corp. Sr Sub Notes, 8.75%,
      12/15/08.....................................          5,000,000              4,875,000
     MDC Communications Corp. Sr Sub Notes, 10.50%,
      12/01/06.....................................          4,750,000              4,821,250
     Outdoor Systems Inc. Sr Sub Notes, 8.875%,
      06/15/07.....................................          9,000,000              9,393,750
     Satelites Mexicanos S.A. Sr Notes, 10.125%,
      11/01/04.....................................          2,500,000              2,012,500
     Sinclair Broadcast Group Inc. Sr Sub Notes,
      10.00%, 09/30/05.............................          4,000,000              4,080,000
     World Color Press Sr Sub Notes, 8.375%,
      11/15/08.....................................          6,000,000              5,880,000
                                                                               --------------
                                                                                   78,132,500
                                                                               --------------
   CABLE (6.5%)
     Adelphia Communications Corp. Sr Notes, 9.50%,
      02/15/04.....................................          1,252,911              1,297,515
     Adelphia Communications Corp. Sr Notes,
      9.875%, 03/01/07.............................          6,000,000              6,270,000
     Century Communications Corp. Sr Notes, 8.875%,
      01/15/07.....................................          5,500,000              5,486,250
     Century Communications Corp. Sr Notes, 9.75%,
      02/15/02.....................................          6,500,000              6,792,500
     CSC Holdings Inc. Sr Notes, 9.25%, 11/01/05...          6,500,000              6,695,000
     Diamond Holdings PLC Sr Notes, 9.125%,
      02/01/08.....................................          5,000,000              5,075,000
     Jones Intercable Inc. Sr Sub Debs., 10.50%,
      03/01/08.....................................          7,500,000              8,025,000
     Lenfest Communications Inc. Sr Notes, 8.375%,
      11/01/05.....................................         11,500,000             12,089,375
     Mediacom L.L.C./Capital Sr Notes, 8.50%,
      04/15/08.....................................          8,000,000              7,440,000
     NTL Inc. Sr Notes, 10.00%, 02/15/07...........          6,500,000              6,711,250
     NTL Inc. Sr Notes, 0/9.75%, 04/01/08..........         12,500,000(2)           8,562,500
     Olympus Communications L.P. Sr Notes, 10.625%,
      11/15/06.....................................         10,000,000             10,950,000
     Rogers Cablesystems Ltd. Sr Secured 2nd
      Priority Notes, 9.65%, 01/15/14..............          3,500,000(d)           2,559,880
     Rogers Communications Inc. Sr Notes, 9.125%,
      01/15/06.....................................          3,500,000              3,543,750
     Telewest Communications PLC Sr Discount Debs.,
      0/11.00%, 10/01/07...........................         20,000,000(2)          17,850,000
     Telewest Communications PLC Sr Notes (144A),
      0/9.875%, 04/15/09...........................          8,000,000(e)(1)(2)      8,102,132
                                                                               --------------
                                                                                  117,450,152
                                                                               --------------
   CHEMICAL (2.9%)
     Borden Chemicals & Plastics Sr Notes, 9.50%,
      05/01/05.....................................         10,500,000             10,185,000
     Huntsman ICI Chemicals Sr Sub (144A), 10.125%,
      07/01/09.....................................          8,000,000(b)(1)        8,312,020
     Hunstman ICI Chemicals Term B Loan, 8.313%,
      06/30/07.....................................          2,500,000(5)           2,496,875
     Huntsman ICI Chemicals Term C Loan, 8.563%,
      06/30/08.....................................          2,500,000(5)           2,496,875
     Lyondell Chemical Co. Sr Secured Notes (144A),
      9.875%, 05/01/07.............................         12,000,000(1)          12,300,000
     Polymer Group Inc. Sr Sub Notes, 9.00%,
      07/01/07.....................................          6,000,000              5,745,000
     Terra Industries Inc. Sr Notes, 10.50%,
      06/15/05.....................................         10,000,000              9,900,000
                                                                               --------------
                                                                                   51,435,770
                                                                               --------------

    The accompanying notes are an integral part of the financial statements.
4
----------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   CONSUMER GROUPS (6.9%)
     Albecca Inc. Sr Sub Notes, 10.75%, 08/15/08...  $       3,000,000         $    2,460,000
     Ameriserve Food Co. Sr Notes, 8.875%,
      10/15/06.....................................          7,500,000              6,900,000
     Canandaigua Brands Inc. Sr Sub Notes, 8.50%,
      03/01/09.....................................          5,500,000              5,293,750
     Chiquita Brands International Inc. Sr Notes,
      9.125%, 03/01/04.............................          6,000,000              5,850,000
     Chiquita Brands International Inc. Sr Notes,
      9.625%, 01/15/04.............................          4,000,000              3,970,000
     Chiquita Brands International Inc. Sr Notes,
      10.00%, 06/15/09.............................          6,000,000              6,030,000
     Chiquita Brands International Inc. Sr Notes,
      10.25%, 11/01/06.............................          4,000,000              4,060,000
     CHS Electronics Inc. Sr Notes, 9.875%,
      04/15/05.....................................          7,000,000              4,900,000
     Cott Corp. Sr Notes, 8.50%, 05/01/07..........          4,000,000              3,770,000
     Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07...          8,500,000              8,585,000
     Fisher Scientific International Inc. Sr Sub
      Notes, 9.00%, 02/01/08.......................          7,000,000              6,650,000
     Fleming Companies Inc. Sr Sub Notes, 10.50%,
      12/01/04.....................................          2,000,000              1,880,000
     Fruit of The Loom Sr Notes (144A), 8.875%,
      04/15/06.....................................          8,000,000(1)           7,320,000
     Host Marriott Travel Plaza Sr Notes, 9.50%,
      05/15/05.....................................          9,000,000              9,270,000
     Imperial Holly Sr Sub Notes, 9.75%,
      12/15/07.....................................          7,500,000              7,237,500
     Nash Finch Co. Sr Sub Notes, 8.50%,
      05/01/08.....................................          6,500,000              5,817,500
     Playtex Products Inc. Sr Notes, 8.875%,
      07/15/04.....................................          9,000,000              9,157,500
     Revlon Consumer Products Sr Sub Notes, 8.625%,
      02/01/08.....................................         12,000,000             11,340,000
     Samsonite Corp. Sr Sub Notes, 10.75%,
      06/15/08.....................................          5,000,000              4,075,000
     United Artists Theatre Pass Through
      Certificates, 9.30%, 07/01/15................         10,389,231              9,038,631
                                                                               --------------
                                                                                  123,604,881
                                                                               --------------
   FINANCIAL SERVICES/INSURANCE (2.3%)
     Americo Life Inc. Sr Sub Notes, 9.25%,
      06/01/05.....................................          3,000,000              3,030,000
     Amresco Inc. Sr Sub Notes, 9.875%, 03/15/05...         10,000,000              7,700,000
     Nationwide Credit Sr Notes, 10.25%,
      01/15/08.....................................          4,000,000              2,680,000
     Presidential Life Corp. Sr Notes, 7.875%,
      02/15/09.....................................          6,250,000              6,050,812
     Reliance Group Holdings Inc. Sr Sub Notes,
      9.75%, 11/15/03..............................          8,500,000              8,670,000
     United Companies Financial Notes, 7.70%,
      01/15/04.....................................          4,000,000(6)           1,160,000
     United Companies Financial Sub Notes, 8.375%,
      07/01/05.....................................          6,000,000(6)             300,000
     Veritas Holdings Sr Notes, 9.625%, 12/15/03...          4,536,000              4,445,280
     Willis Corroon Corp. Sr Sub Notes (144A),
      9.00%, 02/01/09..............................          9,000,000(1)           8,673,750
                                                                               --------------
                                                                                   42,709,842
                                                                               --------------
   FOREST & PAPER PRODUCTS (5.0%)
     Container Corp. of America Sr Notes, 9.75%,
      04/01/03.....................................          5,000,000              5,243,750
     Container Corp. of America Sr Notes, 11.25%,
      05/01/04.....................................          3,500,000              3,670,625
     Crown Paper Co. Sr Sub Notes, 11.00%,
      09/01/05.....................................          3,500,000              2,415,000
     Doman Industries Limited Sr Notes, 9.25%,
      11/15/07.....................................          8,000,000              4,560,000
     Gaylord Container Corp. Sr Notes, 9.75%,
      06/15/07.....................................         10,000,000              9,525,000
     Maxxam Group Holdings Inc. Sr. Notes, 12.00%,
      08/01/03.....................................          4,200,000              4,347,000
     Pindo Deli Financial Mauritius Gtd., 10.75%,
      10/01/07.....................................          5,500,000              3,767,500
     Repap New Brunswick Sr Notes, 9.00%,
      06/01/04.....................................         13,000,000             12,252,500
     Repap New Brunswick Sr Notes, 8.848%,
      06/01/04.....................................          5,000,000(3)(5)        4,700,000
     Stone Container Corp. Sr Secured Notes,
      10.75%, 10/01/02.............................          7,000,000              7,262,500
     Stone Container Corp. Sr Sub Debs., 12.75%,
      04/01/02.....................................          7,500,000              7,518,750
     Stone Container Corp. Sr Sub Notes, 11.50%,
      08/15/99.....................................          3,500,000              3,500,000
     Stone Container Finance Co. Sr Notes (144A),
      11.50%, 08/15/06.............................          5,500,000(1)           5,898,750
     Tembec Finance Corp. Sr Notes, 9.875%,
      09/30/05.....................................          8,500,000              8,882,500
     U.S. Timberlands Finance Corp. Sr Notes,
      9.625%, 11/15/07.............................          6,500,000              6,500,000
                                                                               --------------
                                                                                   90,043,875
                                                                               --------------
   GENERAL INDUSTRIES/MANUFACTURING (7.3%)
     Advanced Micro Devices Sr Notes, 11.00%,
      08/01/03.....................................          4,250,000              4,292,500
     Allied Waste North America Sr Sub Notes,
      7.625%, 01/01/06.............................         10,000,000              9,325,000
     American Business Information Sr Sub Notes,
      9.50%, 06/15/08..............................          3,500,000              2,905,000
     Atrium Companies Inc. Sr Sub Notes (144A),
      10.50%, 05/01/09.............................          7,000,000(1)           6,860,000

    The accompanying notes are an integral part of the financial statements.
                                                                               5
                                                                ----------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   GENERAL INDUSTRIES/MANUFACTURING (CONTINUED)
     Ball Corp. Sr Sub Notes, 8.25%, 08/01/08......  $       5,000,000         $    4,900,000
     Celestica International Sr Sub Notes, 10.50%,
      12/31/06.....................................          3,175,000              3,436,937
     CEX Holdings Inc. Sr Sub Notes, 9.625%,
      06/01/08.....................................          2,500,000              2,343,750
     Congoleum Corp. Sr Notes, 8.625%, 08/01/08....          6,000,000              5,700,000
     Decrane Aircraft Hlds. Units, 12.00%,
      09/30/08.....................................          3,000,000              3,030,000
     Delta Mills Inc. Sr Notes, 9.625%, 09/01/07...          7,000,000              6,650,000
     Envirosource Inc. Sr Notes, 9.75%, 06/15/03...          3,000,000              1,890,000
     Foamex L.P. Sr Sub Notes, 9.875%, 06/15/07....          2,500,000              2,125,000
     Furon Company Sr Sub Notes, 8.125%,
      03/01/08.....................................          5,000,000              4,700,000
     Galey & Lord Inc. Sr Sub Notes, 9.125%,
      03/01/08.....................................          7,500,000              4,875,000
     Nortek Inc. Sr Notes, 9.125%, 09/01/07........          5,000,000              4,937,500
     Nortek Inc. Sr Notes (144A), 8.875%,
      08/01/08.....................................          4,000,000(1)           3,910,000
     Nortek Inc. Sr Sub Notes, 9.875%, 03/01/04....          6,000,000              6,030,000
     Pillowtex Corp. Sr Sub Notes, 10.00%,
      11/15/06.....................................          8,000,000              7,920,000
     Primark Corp. Sr Sub Notes, 9.25%, 12/15/08...          6,000,000              5,820,000
     Sequa Corp. Sr Notes, 8.75%, 12/15/01.........          5,600,000              5,614,000
     Unisys Corp. Sr Notes, 11.75%, 10/15/04.......          5,700,000              6,327,000
     United Rentals Inc. Sr Sub Notes, 9.50%,
      06/01/08.....................................          8,000,000              8,030,000
     Wesco Distribution Inc. Sr Sub Notes, 9.125%,
      06/01/08.....................................          9,000,000              8,707,500
     Williams Scotsman Inc. Sr Notes, 9.875%,
      06/01/07.....................................         10,000,000             10,000,000
                                                                               --------------
                                                                                  130,329,187
                                                                               --------------
   HEALTH CARE (6.1%)
     Columbia/HCA Healthcare Medium Term Notes,
      8.85%, 01/01/07..............................          7,500,000              7,478,475
     Columbia/HCA Healthcare Notes, 7.00%,
      07/01/07.....................................          6,500,000              5,868,915
     Columbia/HCA Healthcare Notes, 7.25%,
      05/20/08.....................................          6,000,000              5,447,460
     Conmed Corp. Sr Sub Notes, 9.00%, 03/15/08....          8,500,000              8,415,000
     Extendicare Health Services Sr Sub Notes,
      9.35%, 12/15/07..............................          7,000,000              5,250,000
     Genesis Health Ventures Sr Sub Notes, 9.875%,
      01/15/09.....................................          6,500,000              5,200,000
     Integrated Health Services Inc. Sr Sub Notes,
      9.50%, 09/15/07..............................         12,000,000              8,760,000
     Magellan Health Services Sr Sub Notes, 9.00%,
      02/15/08.....................................          7,000,000              5,985,000
     Medaphis Corp. Sr Notes, 9.50%, 02/15/05......          6,500,000              4,810,000
     Pharmerica Inc. Sr Sub Notes, 8.375%,
      04/01/08.....................................          7,000,000              7,087,500
     Quest Diagnostic Inc. Sr Sub Notes, 10.75%,
      12/15/06.....................................          3,000,000              3,397,500
     Quest Diagnostic Inc. Sr Sub Notes (144A),
      9.875%, 07/01/09.............................          9,000,000(1)           9,135,000
     Sun Healthcare Group Inc. Sr Sub Notes (144A),
      9.375%, 05/01/08.............................          6,000,000(1)(6)        1,080,000
     Tenet Healthcare Corp. Sr Sub Notes, 8.125%,
      12/01/08.....................................          8,000,000              7,620,000
     Tenet Healthcare Corp. Sr Sub Notes, 8.625%,
      01/15/07.....................................          8,500,000              8,393,750
     Triad Hospitals Term B Loan, 9.00%,
      10/06/05.....................................         15,000,000(5)          15,112,500
                                                                               --------------
                                                                                  109,041,100
                                                                               --------------
   HOTELS & GAMING (6.5%)
     Alliance Gaming Corp. Sr Sub Notes, 10.00%,
      08/01/07.....................................          6,500,000              4,615,000
     Aztar Corp. Sr Sub Notes (144A), 8.875%,
      05/15/07.....................................          5,000,000(1)           4,800,000
     Felcor Suites L.P. Sr Notes, 7.625%,
      10/01/07.....................................         10,000,000              9,067,900
     Harrahs Operating Co. Inc. Sr Sub Notes,
      7.875%, 12/15/05.............................          7,500,000              7,256,250
     HMH Properties Sr Notes, 7.875%, 08/01/08.....         12,500,000             11,531,250
     Hollywood Casino Corp. Sr Secured Notes
      (144A), 11.25%, 05/01/07.....................          7,000,000(1)           7,000,000
     Hollywood Park Operating Inc. Sr Sub Notes,
      9.50%, 08/01/07..............................          9,000,000              8,955,000
     International Game Technology Sr Notes (144A),
      8.375%, 05/15/09.............................          6,500,000(1)           6,386,250
     John Q. Hammons Hotels L.P. First Mtg. Notes,
      8.875%, 02/15/04.............................         10,500,000              9,712,500
     John Q. Hammons Hotels L.P. First Mtg. Notes,
      9.75%, 10/01/05..............................          7,000,000              6,667,500
     Park Place Entertainment Sr Sub Notes, 7.875%,
      12/15/05.....................................          8,000,000              7,600,000
     Prime Hospitality Corp. First Mtg. Notes,
      9.25%, 01/15/06..............................          8,000,000              8,080,000
     Prime Hospitality Corp. Sr Sub Notes, 9.75%,
      04/01/07.....................................          6,000,000              6,000,000
     Sun International Hotels Ltd. Sr Sub Notes,
      9.00%, 03/15/07..............................          7,000,000              7,000,000
     Trump Atlantic City First Mtg. Notes, 11.25%,
      05/01/06.....................................          8,500,000              7,628,750

    The accompanying notes are an integral part of the financial statements.
6
----------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   HOTELS & GAMING (CONTINUED)
     Trump Atlantic City First Mtg. Notes II,
      11.25%, 05/01/06.............................  $       5,000,000         $    4,487,500
                                                                               --------------
                                                                                  116,787,900
                                                                               --------------
   METALS & MINING (7.3%)
     AK Steel Corp. Sr Notes, 9.125%, 12/15/06.....         11,000,000             11,330,000
     Armco Inc. Sr Notes, 8.875%, 12/01/08.........          8,000,000              8,190,000
     Armco Inc. Sr Notes, 9.00%, 09/15/07..........         10,000,000             10,225,000
     Centaur Mining Exploration Sr Secured Notes,
      11.00%, 12/01/07.............................          7,500,000              6,881,250
     EES Coke Battery Co. Inc. Series B Sr Secured
      Notes, (144A), 9.382%, 04/15/07..............          5,750,000(1)           5,635,000
     Freeport McMoran C&G Debs., 7.20%, 11/15/26...          8,500,000              6,290,000
     Glencore Nickel Pty Ltd. Sr Secured Bonds,
      9.00%, 12/01/14..............................         16,000,000             14,080,000
     Great Central Mines Ltd. Sr Notes, 8.875%,
      04/01/08.....................................          7,500,000              7,106,250
     Inland Steel Co. First Mortgage, 7.90%,
      01/15/07.....................................          7,000,000              6,807,500
     Kaiser Aluminum & Chemical Corp. Sr Notes,
      9.875%, 02/15/02.............................          5,500,000              5,582,500
     Kaiser Aluminum & Chemical Corp. Sr Notes,
      10.875%, 10/15/06............................          6,000,000              6,240,000
     LTV Corp. Sr Notes, 8.20%, 09/15/07...........         13,500,000             12,555,000
     National Steel Corp. First Mtg. Bonds, 8.375%,
      08/01/06.....................................          9,235,000              9,061,844
     Oregon Steel Mills First Mtg. Notes, 11.00%,
      06/15/03.....................................          5,000,000              5,225,000
     Wheeling-Pittsburgh Corp. Sr Notes, 9.25%,
      11/15/07.....................................         10,000,000              9,575,000
     WHX Corporation Sr Notes, 10.50%, 04/15/05....          7,000,000              6,685,000
                                                                               --------------
                                                                                  131,469,344
                                                                               --------------
   OIL/GAS (5.7%)
     Clark R&M Inc. Sr Notes, 8.625%, 08/15/08.....          5,000,000              4,650,000
     Clark R&M Inc. Sr Sub Notes, 8.875%,
      11/15/07.....................................          6,000,000              5,280,000
     Crown Central Petroleum Corp. Sr Notes,
      10.875%, 02/01/05............................          2,400,000              2,088,000
     Energy Corp of America Sr Sub Notes, 9.50%,
      05/15/07.....................................          5,000,000              4,562,500
     Ferrellgas Partner L.P. Sr Notes, 9.375%,
      06/15/06.....................................          8,500,000              8,330,000
     Frontier Oil Corp. Sr Notes, 9.125%,
      02/15/06.....................................          3,500,000              3,342,500
     Giant Industries Services Inc. Sr Sub Notes,
      9.00%, 09/01/07..............................         10,000,000              9,200,000
     Grey Wolf Inc. Sr Notes, 8.875%, 07/01/07.....          7,500,000              6,637,500
     Gulf Canada Resources Ltd. Sr Sub Debs.,
      9.25%, 01/15/04..............................         10,000,000             10,172,800
     KCS Energy Inc. Sr Notes, 11.00%, 01/15/03....         11,000,000              6,600,000
     Newpark Resources Inc. Sr Sub Notes, 8.625%,
      12/15/07.....................................         10,000,000              9,600,000
     Parker Drilling Co. Sr Notes, 9.75%,
      11/15/06.....................................          8,000,000              7,360,000
     RBF Finance Co. Sr Secured Notes (144A),
      11.375%, 03/15/09............................          6,000,000(1)           6,240,000
     Tesoro Petroleum Corp. Sr Sub Notes, 9.00%,
      07/01/08.....................................          9,000,000              8,752,500
     Trico Marine Services Sr Notes, 8.50%,
      08/01/05.....................................         10,000,000              9,100,000
                                                                               --------------
                                                                                  101,915,800
                                                                               --------------
   REAL ESTATE & HOME BUILDING (3.9%)
     CB Richard Ellis Sr Sub Notes, 8.875%,
      06/01/06.....................................         10,500,000             10,185,000
     Forest City Enterprises Sr Notes, 8.50%,
      03/15/08.....................................          8,500,000              8,160,000
     LNR Property Corp. Sr Sub Notes, 10.50%,
      01/15/09.....................................          6,500,000              6,500,000
     MDC Holdings Inc. Sr Notes, 8.375%,
      02/01/08.....................................          8,500,000              8,160,000
     NVR Inc. Sr Notes, 8.00%, 06/01/05............          8,000,000              7,760,000
     Rockefeller Center Properties Sr Notes, 0.00%,
      12/31/00.....................................         24,000,000             19,560,000
     Tanger Properties L.P. Sr Notes, 7.875%,
      10/24/04.....................................         10,500,000              9,830,625
                                                                               --------------
                                                                                   70,155,625
                                                                               --------------
   RETAIL (2.7%)
     Finlay Fine Jewelry Corp. Sr Notes, 8.375%,
      05/01/08.....................................          9,000,000              8,685,000
     G&G Retail Inc. Units (144A), 11.00%,
      05/15/06.....................................          6,000,000(1)           5,588,400
     Nine West Group Inc. Sr Notes, 8.375%,
      08/15/05.....................................          6,000,000              6,120,000
     Petro Stopping Centers Sr Notes, 10.50%,
      02/01/07.....................................          6,000,000              6,300,000
     Phillips Van-Heusen Sr Sub Notes, 9.50%,
      05/01/08.....................................          6,000,000              5,940,000
     The Pantry Inc. Sr Sub Notes, 10.25%,
      10/15/07.....................................          4,500,000              4,522,500

    The accompanying notes are an integral part of the financial statements.
                                                                               7
                                                                ----------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   RETAIL (CONTINUED)
     Travelcenters of America Inc. Sr Sub Notes,
      10.25%, 04/01/07.............................  $       6,000,000         $    6,000,000
     Zale Corp. Sr Notes, 8.50%, 10/01/07..........          5,000,000              4,950,000
                                                                               --------------
                                                                                   48,105,900
                                                                               --------------
   TELECOMMUNICATIONS-WIRELESS (6.5%)
     Arch Escrow Corp. Sr Notes (144A), 13.75%,
      04/15/08.....................................          8,000,000(1)           7,200,000
     CCPR Services Inc. Sr Notes, 10.00%,
      02/01/07.....................................          4,875,000              5,216,250
     Centennial Cellular Corp. Sr Sub Notes (144A),
      10.75%, 12/15/08.............................          6,000,000(1)           6,225,000
     Centennial Cellular Corp. Term 1B Loan, 8.50%,
      05/31/07.....................................          4,975,001(5)           4,987,437
     Centennial Cellular Corp. Term 1C Loan, 8.75%,
      11/30/07.....................................          4,975,001(5)           4,987,437
     Globalstar L.P. Capital Corp. Sr Notes,
      10.75%, 11/01/04.............................          6,000,000              3,960,000
     Ico Global Communications Units, 15.00%,
      08/01/05.....................................          6,000,000              2,460,000
     Metrocall Inc. Sr Sub Notes (144A), 11.00%,
      09/15/08.....................................          6,000,000(1)           4,710,000
     Nextel Communications Sr Discount Notes,
      0/10.65%, 09/15/07...........................         24,000,000(2)          17,520,000
     Nextel Communications Term D Loan, 8.438%,
      03/31/07.....................................         12,500,000(5)          12,512,500
     Nextel Partners Inc. Sr Discount Notes (144A),
      0/14.00%, 02/01/09...........................          6,000,000(1)(2)        3,435,000
     Orange PLC Sr Notes, 8.00%, 08/01/08..........         12,000,000             11,460,000
     Paging Network Sr Sub Notes, 10.125%,
      08/01/07.....................................         12,500,000              9,625,000
     Price Communications Wireless Sr Notes,
      9.125%, 12/15/06.............................         12,000,000             12,240,000
     Rogers Cantel Inc. Sr Sub Notes, 8.80%,
      10/01/07.....................................         10,500,000             10,473,750
                                                                               --------------
                                                                                  117,012,374
                                                                               --------------
   TELECOMMUNICATIONS-WIRELINE (4.3%)
     Alaska Communications Sr Sub Notes (144A),
      9.375%, 05/15/09.............................          9,000,000(1)           8,662,500
     Call Net Enterprises Sr Discount Notes,
      0/8.94%, 08/15/08............................         10,000,000(2)           5,600,000
     E. Spire Communications Sr Discount Notes,
      0/10.625%, 07/01/08..........................          6,000,000(2)           2,280,000
     Flag Limited Sr Notes, 8.25%, 01/30/08........         12,000,000             11,280,000
     Intermedia Communications Sr Discount Notes,
      0/12.50%, 05/15/06...........................         10,000,000(2)           8,300,000
     Intermedia Communications Sr Discount Notes,
      0/11.25%, 07/15/07...........................         16,000,000(2)          11,520,000
     IXC Communications Inc. Sr Sub Notes, 9.00%,
      04/15/08.....................................          7,000,000              6,693,750
     Metronet Communications Corp. Sr Discount
      Notes, 0/9.95%, 06/15/08.....................         10,000,000(2)           7,400,000
     Nextlink Communications Sr Notes, 10.75%,
      11/15/08.....................................          7,500,000              7,650,000
     Psinet Inc. Sr Notes, 10.00%, 02/15/05........          8,000,000              7,960,000
                                                                               --------------
                                                                                   77,346,250
                                                                               --------------
   TRANSPORTATION (7.5%)
     Canadian Airlines Corp. Sr Notes, 10.00%,
      05/01/05.....................................          6,000,000              4,440,000
     Coach USA Inc. Sr Sub Notes, 9.375%,
      07/01/07.....................................          8,500,000              8,882,500
     Eletson Holdings Inc. First Pfd. Mtg. Notes,
      9.25%, 11/15/03..............................          5,000,000              4,750,000
     Eurotunnel Finance Tier 1, 5.28%, 01/15/12....        222,006,204(c)(5)       28,969,393
     Eurotunnel Finance Tier 2, 5.28%, 12/31/18....        213,000,000(c)(5)       25,115,224
     Eurotunnel Finance Tier 1, 7.03%, 01/15/12....          5,623,452(e)(5)        7,401,599
     Eurotunnel Finance Tier 2, 7.03%, 12/31/18....         18,623,452(e)(5)       22,016,971
     Navigator Gas Transport First Priority Ship
      Mtg. Notes (144A), 10.50%, 06/30/07..........          6,000,000(1)           3,120,000
     Piedmont Aviation Inc. Equipment Trust
      Certificates 1988 Series A, 9.80%,
      01/15/00.....................................            942,000                949,602
     Piedmont Aviation Inc. Equipment Trust
      Certificates 1988 Series F, 10.15%,
      03/28/03.....................................          1,000,000              1,036,530
     Sea Containers Ltd. Sr Notes, 7.875%,
      02/15/08.....................................          7,500,000              7,275,000
     Sea Containers Ltd. Sr Notes, 9.50%,
      07/01/03.....................................          3,000,000              3,052,500
     Stena AB Sr Notes, 10.50%, 12/15/05...........          5,000,000              5,000,000
     Stena Line AB Sr Notes, 10.625%, 06/01/08.....          6,000,000              4,515,000
     U.S. Air Inc. Equipment Trust Certificates
      1988 Series B, 9.80%, 01/15/00...............            654,000                659,278
     U.S. Air Inc. Equipment Trust Certificates
      1988 Series B, 10.00%, 01/15/02..............          1,334,000              1,368,977
     U.S. Air Inc. Equipment Trust Certificates
      1990 Series A, 11.20%, 03/19/05..............          3,160,567              3,366,004
     U.S. Air Inc. Equipment Trust Certificates
      1990 Series B, 10.33%, 06/27/02..............            803,000                833,763
     U.S. Air Inc. Equipment Trust Certificates
      1990 Series D, 10.28%, 06/27/01..............            837,000                859,214
     U.S. Air Inc. Equipment Trust Certificates
      1990 Series D, 10.43%, 06/27/04..............          1,014,000              1,064,183
                                                                               --------------
                                                                                  134,675,738
                                                                               --------------

    The accompanying notes are an integral part of the financial statements.
8
----------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   UTILITIES (2.9%)
     AES Corp. Sr Notes, 8.00%, 12/31/08...........  $       6,000,000         $    5,640,000
     AES Corp. Sr Sub Notes, 8.375%, 08/15/07......          4,000,000              3,750,000
     AES Corp. Sr Sub Notes, 8.50%, 11/01/07.......          7,500,000              7,050,000
     AES Eastern Energy Pass Through Certs. (144A),
      9.00%, 07/02/17..............................          8,000,000(1)           7,920,000
     Caithness Coso Fund Corp. Sr Secured Notes
      (144A), 9.05%, 12/15/09......................          8,000,000(1)           7,920,000
     Calpine Corp. Sr Notes, 8.75%, 07/15/07.......          8,500,000              8,627,500
     Calpine Corp. Sr Notes, 10.50%, 05/15/06......          5,500,000              5,885,000
     Tucson Electric Power Company, Springerville
      Unit 1, 10.211%, 01/01/09....................          5,526,015              5,802,315
                                                                               --------------
                                                                                   52,594,815
                                                                               --------------
     TOTAL CORPORATE BONDS (COST $1,738,920,360)...                             1,657,466,793
                                                                               --------------
 ASSET-BACKED SECURITIES (1.5%)
   REAL ESTATE (0.6%)
     First Plus Home Loan Owner Trust 1997-4 Class
      B1, 7.69%, 09/11/23..........................          4,000,000              3,303,750
     First Plus Home Loan Owner Trust 1998-4 Class
      B1, 8.21%, 09/10/24..........................          3,000,000              2,438,437
     National Convenience Realty Co. Secured Notes,
      9.50%, 06/30/03..............................            782,516                802,079
     RTC Mtg. Tr. Series 1994-C1 Class F Mortgage
      Loan Backed Bonds, 8.00%, 06/25/26...........          1,950,341              1,945,465
     RTC Mtg. Tr. Series 1994-C2 Class G Mortgage
      Loan Backed Bonds, 8.00%, 04/25/25...........          1,372,074              1,368,644
                                                                               --------------
                                                                                    9,858,375
                                                                               --------------
   STRUCTURED FINANCE (0.9%)
     Carlyle High Yield Partners Sr Sub Secured
      Notes Class C (144A), 8.74%, 05/15/07........          8,000,000(1)           7,880,000
     DLJ CBO Ltd. Sr Secured Fixed Rate Notes Class
      B (144A), 8.345%, 04/15/11...................          8,500,000(1)           8,298,125
                                                                               --------------
                                                                                   16,178,125
                                                                               --------------
     TOTAL ASSET-BACKED SECURITIES (COST
      $25,363,306).................................                                26,036,500
                                                                               --------------
 PREFERRED STOCKS (2.7%)
   CABLE (0.4%)
     CSC Holdings Inc. Pfd., 11.125%, Series M,
      04/01/08.....................................             69,536(4)           7,788,028
                                                                               --------------
   FINANCIAL SERVICES (0.3%)
     IBJ Preferred Cap Co. LLC Series A (144A),
      8.79%, 06/30/08..............................             (6,0001)(3)         5,100,000
                                                                               --------------
   HEALTH CARE (0.8%)
     Fresenius Medical Care Capital Trust II Pfd.,
      7.875%, 02/01/08.............................              5,000              4,750,000
     Fresenius Medical Care Capital Trust Pfd.,
      9.00%, 12/01/06..............................             10,000             10,100,000
                                                                               --------------
                                                                                   14,850,000
                                                                               --------------
   METALS & MINING (0.1%)
     Freeport McMoran Corp. Series Gold,
      08/01/03.....................................             75,500              1,179,687
                                                                               --------------
   TELECOMMUNICATIONS-WIRELINE (0.5%)
     Global Crossing Holding Ltd Sr Exchangeable
      Pfd., 10.5%..................................             74,000(4)           7,918,000
                                                                               --------------
   TELECOMMUNICATIONS-WIRELESS (0.6%)
     Centaur Funding Corp. Pfc. Series B (144A),
      9.08%, 04/21/20..............................             10,000(1)          11,150,000
                                                                               --------------
     TOTAL PREFERRED STOCKS (COST $46,343,256).....                                47,985,715
                                                                               --------------

    The accompanying notes are an integral part of the financial statements.
                                                                               9
                                                                ----------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (1.7%)
     Bank of New York Repurchase Agreement, 4.70%,
      07/01/99 (dated 06/30/99; proceeds
      $31,084,558, collateralized by $31,800,000
      U.S. Treasury Notes, 5.875%, due 11/15/05,
      valued at $31,879,500).......................  $      31,080,500         $   31,080,500
                                                                               --------------
     TOTAL REPURCHASE AGREEMENT (COST
      $31,080,500).................................                                31,080,500
                                                                               --------------
     TOTAL INVESTMENTS (COST $1,841,707,422) (+) --
      98.1%........................................                             1,762,569,508
     OTHER ASSETS IN EXCESS OF LIABILITIES 1.9%....                                34,433,081
                                                                               --------------
     TOTAL NET ASSETS -- 100.0%....................                            $1,797,002,589
                                                                               --------------
                                                                               --------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $ 15,238,632
Unrealized depreciation ..........................   (94,376,546)
                                                    ------------
Net unrealized depreciation ......................  $(79,137,914)
                                                    ------------
                                                    ------------

(a) Deutsche Mark
(b) Euro
(c) French Franc
(d) Canadian Dollar
(e) British Pound
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Step-Up Bond.
(3) Interest rate in effect at June 30, 1999.
(4) Payment In Kind Security.
(5) Illiquid Security.
(6) Security in default.

    The accompanying notes are an integral part of the financial statements.
10
----------------

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
The year-to-date total return of the OFFITBANK Emerging Markets Fund through June 30, 1999 was 11.23%. For the quarter ending June 30, 1999, the Fund generated a total return of 3.81%. As of June 30, 1999, the Fund had a net asset value per share of US $8.60 and a 30 day SEC yield of 14.77%. The Fund is invested solely in DOLLAR-DENOMINATED BONDS, of which 80% are issued by top-tier Latin American corporations and the remainder are obligations of governments from the region. As of quarter end the allocation across Latin America is approximately as follows: Brazil, 50%; Argentina, 21%; and Mexico, 28%.

The second quarter was dominated by two broad themes: The surprisingly sharp recovery in Brazil; and increasing fears of rising interest rates in the United States.

  I) Despite a traumatic currency devaluation in January, which resulted in a 45% depreciation of the REAL, Brazil has managed to contain inflation to well within 8% per annum, and has moderated the expected economic contraction. This in turn has stabilized the currency and allowed the monetary authorities to lower domestic interest rates dramatically.

 II) As the quarter drew to a close, concern over U.S. interest rate increases began to rise, although the Federal Reserve's decision to raise rates by only 25 basis points and move to a neutral bias has largely ameliorated these concerns.

Looking ahead to the remainder of the year, we believe that the three countries in which we are invested -- Brazil, Mexico, and Argentina -- will continue to offer attractive risk-adjusted returns.

    - Mexico continues to enjoy solid growth driven by the export sector and foreign direct investment. Furthermore, Mexico has arranged a US $24 billion external financing facility in order to boost market confidence since its financing needs are backstopped through next year's presidential election.

    - In  anticipation  of   the  political  noise   surrounding  the   upcoming
      presidential election in Argentina in October and current economic difficulties stemming from Brazil's recession, we have reduced the Fund's exposure to Argentine government bonds. As a result, the Fund's exposure to Argentina is derived mostly from its investments in companies with credit fundamentals that remain solid despite the country's temporary economic difficulties.

    - We believe Brazil's better than expected economic performance will continue and that economic growth will reignite in the second half of this year. In our opinion, Brazil currently offers some of the best risk-adjusted return opportunities in all of Emerging Markets.

The Fund's distinctive investment strategy will continue to be invested in top-tier corporate bonds within Latin America which offer attractive value. Our credit selection process is based strictly on rigorous credit discipline focusing on underlying fundamental creditworthiness, as well as the strategic value of these corporate franchises. These dollar-denominated corporate bonds currently offer yields-to-maturity ranging from 12-15%.

Richard M. Johnston                                         Wallace Mathai-Davis

July 15, 1999

                                                                              11
                                                                   -------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

                                                      SHARES OR
                                                      PRINCIPAL            MARKET
                                                        AMOUNT              VALUE
 ------------------------------------------------------------------------------------
 CORPORATE BONDS (79.8%)
   AUTOMOTIVE (2.5%)
     BRAZIL (2.5%)
       Ford Brasil Ltd, 9.25%, 01/22/07............  $  4,000,000       $   3,560,000
                                                                        -------------
   BANKS (1.2%)
     ARGENTINA (1.2%)
       Banco Hipotecario S.A. (144A), 12.25%,
        03/15/02...................................     1,800,000(1)        1,782,000
                                                                        -------------
   BUILDING MATERIALS (1.9%)
     MEXICO (1.9%)
       Cemex International Capital L.L.C., 9.66%,
        11/29/49...................................     1,250,000           1,150,000
       Cemex International Capital L.L.C. (144A),
        9.66%, 11/29/49............................     1,750,000(1)        1,610,000
                                                                        -------------
                                                                            2,760,000
                                                                        -------------
   CABLE (3.2%)
     ARGENTINA (3.2%)
       Cablevision S.A. (144A), 13.75%, 05/01/09...        25,000(1)           22,625
       Cablevision S.A., 13.75%, 05/01/09..........     5,000,000           4,525,000
                                                                        -------------
                                                                            4,547,625
                                                                        -------------
   FOOD (10.1%)
     ARGENTINA (4.6%)
       Mastellone Hermanos S.A., 11.75%,
        04/01/08...................................     9,275,000           6,585,250
                                                                        -------------
     BRAZIL (5.5%)
       Arisco Products Alimenticios, 10.75%,
        05/22/05...................................     9,690,000           7,945,800
                                                                        -------------
                                                                           14,531,050
                                                                        -------------
   INDUSTRIAL (8.5%)
     MEXICO (8.5%)
       Sanluis Corp. S.A., 8.875%, 03/18/08........     3,550,000           2,911,000
       Sanluis Corp. S.A. (144A), 8.875%,
        03/18/08...................................     4,000,000(1)        3,280,000
       Vicap S.A., 11.375%, 05/15/07...............     6,800,000           6,052,000
                                                                        -------------
                                                                           12,243,000
                                                                        -------------
   INFRASTRUCTURE (2.2%)
     ARGENTINA (2.2%)
       Cia Latino Americana, 11.625%, 06/01/04.....     6,050,000           3,146,000
                                                                        -------------
   MANUFACTURING (3.7%)
     MEXICO (3.7%)
       International de Ceramica S.A., 9.75%,
        08/01/02...................................     7,150,000           5,362,500
                                                                        -------------
   MEDIA (6.5%)
     BRAZIL (6.5%)
       Global Communicacoes Participacoes, 10.50%,
        12/20/06...................................     3,250,000           2,348,125
       Global Communicacoes Participacoes (144A),
        10.625%, 12/05/08..........................       850,000(1)          603,500
       Global Communicacoes Participacoes, 10.625%,
        12/05/08...................................     4,870,000           3,457,700
       RBS Participacoes S.A., 11.00%, 04/01/07....     4,500,000           3,015,000
                                                                        -------------
                                                                            9,424,325
                                                                        -------------
   METALS & MINING (0.7%)
     BRAZIL (0.7%)
       Companhia Vale do Rio Doce, 10.00%,
        04/02/04...................................     1,000,000             991,250
                                                                        -------------
   PACKAGING (4.9%)
     MEXICO (4.9%)
       Grupo Industrial Durango, 12.625%,
        08/01/03...................................     7,315,000           7,058,975
                                                                        -------------

    The accompanying notes are an integral part of the financial statements.
12
----------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                      SHARES OR
                                                      PRINCIPAL            MARKET
                                                        AMOUNT              VALUE
 ------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   PETROCHEMICALS (3.4%)
     BRAZIL (3.4%)
       Copene Petroquimica, 9.00%, 06/25/07........  $  4,395,000       $   3,603,900
       Trikem S.A., 10.625%, 07/24/07..............     2,350,000           1,292,500
                                                                        -------------
                                                                            4,896,400
                                                                        -------------
   RETAIL (1.6%)
     ARGENTINA (1.6%)
       Disco S.A., 9.125%, 05/15/03................       450,000             400,500
       Disco S.A., 9.875%, 05/15/08................     2,400,000           1,920,000
                                                                        -------------
                                                                            2,320,500
                                                                        -------------
   STEEL (13.8%)
     ARGENTINA (3.5%)
       Acindar, 11.25%, 02/15/04...................     7,000,000           5,110,000
                                                                        -------------
     BRAZIL (6.8%)
       CSN Iron S.A., 9.125%, 06/01/07.............    10,000,000           7,625,000
       Metalurgica Gerdau, 11.125%, 05/24/04.......     2,250,000           2,205,000
                                                                        -------------
                                                                            9,830,000
                                                                        -------------
     MEXICO (3.5%)
       Hylsa S.A. de CV, 9.25%, 09/15/07...........     6,600,000           5,082,000
                                                                        -------------
                                                                           20,022,000
                                                                        -------------
   TELECOMMUNICATIONS (6.9%)
     ARGENTINA (2.8%)
       Impsat Corp., 12.125%, 07/15/03.............     4,500,000           4,014,945
                                                                        -------------
     MEXICO (4.1%)
       Alestra S.A. de CV (144A), 12.625%,
        05/15/09...................................       125,000(1)          118,750
       Alestra S.A. de CV, 12.625%, 05/15/09.......     6,050,000           5,747,500
                                                                        -------------
                                                                            9,881,195
                                                                        -------------
   UTILITIES (8.7%)
     ARGENTINA (0.8%)
       IEBA, 9.00%, 09/16/04.......................     1,700,000           1,105,000
                                                                        -------------
     BRAZIL (7.9%)
       Companhia Energia Minas Gerais, 9.125%,
        11/18/04...................................     4,025,000           3,542,000
       Companhia Paranaense de Energia, 9.75%,
        05/02/05...................................     2,750,000           2,406,250
       Furnas Centrais Electrica, 9.00%,
        05/23/05...................................     1,000,000             917,500
       SABESP, 10.00%, 07/28/05....................     5,890,000           4,446,950
                                                                        -------------
                                                                           11,312,700
                                                                        -------------
                                                                           12,417,700
                                                                        -------------
       TOTAL CORPORATE BONDS (COST $134,119,191)...                       114,944,520
                                                                        -------------
 FOREIGN GOVERNMENTS (16.8%)
   SOVEREIGN DEBT (16.8%)
     ARGENTINA (0.9%)
       Republic of Argentina, 11.75%, 04/07/09.....     1,400,000           1,260,875
                                                                        -------------
     BRAZIL (15.9%)
       Republic of Brazil, 11.625%, 04/15/04.......    14,700,000          13,818,000
       Republic of Brazil EI, Floating Rate Notes,
        5.875%, 04/15/06...........................    11,495,000(2)        9,081,050
                                                                        -------------
                                                                           22,899,050
                                                                        -------------
       TOTAL FOREIGN GOVERNMENTS (COST
        $24,527,967)...............................                        24,159,925
                                                                        -------------

    The accompanying notes are an integral part of the financial statements.
                                                                              13
                                                                ----------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                      SHARES OR
                                                      PRINCIPAL            MARKET
                                                        AMOUNT              VALUE
 ------------------------------------------------------------------------------------
 RIGHTS/WARRANTS (0.0%)
   BANKS (0.0%)
     ARGENTINA (0.0%)
       Banco Hipotecario...........................  $     18,000       $      11,700
                                                                        -------------
       TOTAL RIGHTS/WARRANTS (COST $10,800)........                            11,700
                                                                        -------------
 REPURCHASE AGREEMENT (1.2%)
     UNITED STATES (1.2%)
       Chase Manhattan Bank Repurchase Agreement,
        3.75%, 07/01/99 (dated 06/30/99; proceeds
        $1,641,364, collaterized by $1,605,000 U.S.
        Treasury Bond 12.00% due 08/15/13, valued
        at $2,257,533).............................     1,641,193           1,641,193
                                                                        -------------
       TOTAL REPURCHASE AGREEMENT (COST
        $1,641,193)................................                         1,641,193
                                                                        -------------
       TOTAL INVESTMENTS (COST $160,299,151) (+) --
        97.8%......................................                       140,757,338
       OTHER ASSETS IN EXCESS OF LIABILITIES
        2.2%.......................................                         3,237,037
                                                                        -------------
       TOTAL NET ASSETS -- 100.0%..................                     $ 143,994,375
                                                                        -------------
                                                                        -------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $  1,795,373
Unrealized depreciation ..........................   (21,337,186)
                                                    ------------
Net unrealized depreciation ......................  $(19,541,813)
                                                    ------------
                                                    ------------

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Interest rate in effect at June 30, 1999.

Country Diversification (as a percentage of Total Investments):

Argentina  .......................................         21.23%
Brazil  ..........................................         50.34%
Mexico  ..........................................         27.26%
United States  ...................................          1.17%
                                                           -----
                                                          100.00%
                                                           -----
                                                           -----

    The accompanying notes are an integral part of the financial statements.
14
----------------

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------
The year to date performance of the OFFITBANK Latin America Equity Fund as of June 30, 1999 was 17.85%. For the quarter ending June 30, 1999, the Fund generated a total return of 12.35%. As of June 30, 1999, the Fund had a net asset value per share of US $8.65.

As of June 30, 1999, the Fund was fully invested and remained diversified across the three largest economies in Latin America: Brazil (52%), Mexico (40%), and Argentina (6%). The Fund was invested across 11 industries with the largest allocations to Telecommunications (21%), Retail (16%), Banks (13%) and Utilities (9%).

Looking ahead to the remainder of the year, we believe that the three countries we are invested in, Brazil, Mexico, and Argentina, will continue to offer the best fundamental investment opportunities in Latin America.

    - Mexico continues to enjoy solid growth driven by the export sector and foreign direct investment. Mexico has arranged approximately US$ 24 billion in external financing to see the country safely through next year's elections. We believe that rising employment and falling interest rates will allow domestic consumption to generate strong growth in the second half of this year.

    - In anticipation of the coming presidential elections and current economic difficulties stemming from Brazil's recession, we have reduced exposure to Argentina. We remain invested in companies whose medium term earnings fundamentals remain sound despite general economic difficulties.

    - We believe Brazil's better than expected economic performance will continue and that economic growth will re-ignite in the second half of this year as lower interest rates take hold. We continue to focus on companies emerging from privatizations and those benefiting from industry consolidation. These companies should demonstrate strong earnings leverage as economic growth accelerates.

Our investment philosophy remains to continue to be fully invested. Our emphasis is on earnings growth, the strength of an underlying business franchise and valuations. We believe the companies we have focused on will deliver the earnings that ultimately drive equity valuations over the medium term.

Richard M. Johnston

July 15, 1999

                                                                              15
                                                                   -------------

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

                                                      SHARES OR
                                                      PRINCIPAL            MARKET
                                                        AMOUNT              VALUE
 ------------------------------------------------------------------------------------
 COMMON STOCKS (48.6%)
   BANKS (2.0%)
     ARGENTINA (2.0%)
       Banco de Galicia y Buenos Aires S.A. de CV
        -- ADR.....................................     18,818          $     381,064
                                                                        -------------
   BEVERAGES (3.1%)
     MEXICO (3.1%)
       Coca-Cola Femsa S.A. -- ADR.................     31,300                606,437
                                                                        -------------
   BREWERY (4.3%)
     MEXICO (4.3%)
       Grupo Modelo S.A. de CV Series C............    290,100                825,989
                                                                        -------------
   BUILDING MATERIALS (5.4%)
     MEXICO (5.4%)
       Cemex S.A. de CV............................    211,495              1,039,825
                                                                        -------------
   ENTERTAINMENT (0.8%)
     MEXICO (0.8%)
       Corporacion Interamericana de
        Entretenimiento S.A. Class B*..............     46,000                149,476
                                                                        -------------
   FINANCIAL SERVICES (1.7%)
     MEXICO (1.7%)
       Grupo Financiero Bancomer S.A. de CV........    902,000                325,563
                                                                        -------------
   FOOD (4.6%)
     MEXICO (4.6%)
       Grupo Industrial Bimbo S.A. de CV Series
        A..........................................    402,222                894,045
                                                                        -------------
   IRON & STEEL (3.8%)
     BRAZIL (1.4%)
       Gerdau S.A. -- ADR..........................     16,500                264,000
                                                                        -------------
     MEXICO (2.4%)
       Hylsamex S.A................................     96,000                299,756
       Industrias CH S.A.*.........................     50,700                167,431
                                                                        -------------
                                                                              467,187
                                                                        -------------
                                                                              731,187
                                                                        -------------
   MEDIA (3.1%)
     MEXICO (3.1%)
       Grupo Televisa S.A. -- GDR..................     13,400                600,488
                                                                        -------------
   OIL/GAS (2.9%)
     ARGENTINA (2.9%)
       Perez Companc S.A. Class B..................     97,750                562,136
                                                                        -------------
   RETAIL (10.5%)
     MEXICO (10.5%)
       Cifra S.A. de CV Series V*..................    309,757                616,387
       Grupo Elektra S.A. de CV -- GDR.............     64,050                376,294
       Organizacion Soriana S.A. de CV Class B.....    219,200              1,027,824
                                                                        -------------
                                                                            2,020,505
                                                                        -------------
   TELECOMMUNICATIONS (5.0%)
     BRAZIL (1.7%)
       Carso Global Telecommunication Class A......     51,292                324,114
                                                                        -------------
     MEXICO (3.3%)
       Telefonos de Mexico S.A. Series L -- ADR....      8,000                646,500
                                                                        -------------
                                                                              970,614
                                                                        -------------

    The accompanying notes are an integral part of the financial statements.
16
----------------

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                      SHARES OR
                                                      PRINCIPAL            MARKET
                                                        AMOUNT              VALUE
 ------------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
   UTILITIES (1.4%)
     BRAZIL (1.4%)
       Companhia Paranaense de Energia.............     52,800          $     262,072
                                                                        -------------
       TOTAL COMMON STOCKS (COST $8,266,636).......                         9,369,401
                                                                        -------------
 PREFERRED STOCKS (47.9%)
   BANKS (8.8%)
     BRAZIL (8.8%)
       Banco Bradesco S.A. Class A.................    113,685                570,685
       Banco Itau S.A. Class A.....................        953                489,145
       Unibanco Class A -- GDR.....................     26,740                643,431
                                                                        -------------
                                                                            1,703,261
                                                                        -------------
   IRON & STEEL (1.0%)
     BRAZIL (1.0%)
       Gerdau S.A. Class A.........................     12,000                199,667
                                                                        -------------
   METALS & MINING (4.4%)
     BRAZIL (4.4%)
       Companhia Vale do Rio Doce S.A. Class A.....     43,250                848,924
                                                                        -------------
   OIL/GAS (5.0%)
     BRAZIL (5.0%)
       Petroleo Brasileiro S.A. Class A............      6,160                955,470
                                                                        -------------
   RETAIL (5.0%)
     BRAZIL (5.0%)
       Companhia Brasileira de Distribuicao Grupo
        Pao de Acucar Class A......................     51,436                955,930
                                                                        -------------
   STEEL (0.8%)
     BRAZIL (0.8%)
       Gerdau Metalurgica S.A......................      5,000                150,878
                                                                        -------------
   TELECOMMUNICATIONS (15.4%)
     ARGENTINA (1.3%)
       Telefonica de Argentina S.A. Class B --
        ADR........................................      7,820                245,352
                                                                        -------------
     BRAZIL (14.1%)
       Embratel Participacoes S.A. Class A.........     48,000                666,009
       Telecomunicacoes Brasileiras S.A. -- ADR....      2,800                252,525
       Telecomunicacoes de Sao Paulo S.A. Class
        A..........................................      5,382                634,458
       Telesp Celular Participacoes S.A. Class A...     10,810                113,408
       Telesp Celular S.A. Class B.................     16,126                818,592
       Telesp Participacoes S.A. Class A...........     10,580                241,682
                                                                        -------------
                                                                            2,726,674
                                                                        -------------
                                                                            2,972,026
                                                                        -------------
   UTILITIES (7.5%)
     BRAZIL (7.5%)
       Companhia Energetica de Minas Gerais Class
        A..........................................     39,589                830,647
       Companhia Energetica do Ceara Class A.......    135,884                344,893
       Companhia Paranaense de Energia Class B.....     34,700                280,074
                                                                        -------------
                                                                            1,455,614
                                                                        -------------
       TOTAL PREFERRED STOCKS (COST $11,458,991)...                         9,241,770
                                                                        -------------
 RIGHTS/WARRANTS (0.0%)
   METALS & MINING (0.0%)
     BRAZIL (0.0%)
       Companhia Vale do Rio Doce S.A..............     40,400                      0
                                                                        -------------
       TOTAL RIGHTS/WARRANTS (COST $0).............                                 0
                                                                        -------------

    The accompanying notes are an integral part of the financial statements.
                                                                              17
                                                                ----------------

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                      SHARES OR
                                                      PRINCIPAL            MARKET
                                                        AMOUNT              VALUE
 ------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (2.0%)
   UNITED STATES (2.0%)
     Chase Manhattan Bank Repurchase Agreement,
      3.75%, 07/01/99 (dated 06/30/99; proceeds
      $376,189, collateralized by $375,000 U.S.
      Treasury Bond 6.375% due 09/30/01, valued at
      $389,616)....................................  $ 376,149          $     376,149
                                                                        -------------
     TOTAL REPURCHASE AGREEMENT (COST $376,149)....                           376,149
                                                                        -------------
     TOTAL INVESTMENTS (COST $20,101,776) (+) --
      98.5%........................................                        18,987,320
     OTHER ASSETS IN EXCESS OF LIABILITIES 1.5%....                           294,381
                                                                        -------------
     TOTAL NET ASSETS -- 100.0%....................                     $  19,281,701
                                                                        -------------
                                                                        -------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $  1,912,205
Unrealized depreciation ..........................    (3,026,661)
                                                    ------------
Net unrealized depreciation ......................  $ (1,114,456)
                                                    ------------
                                                    ------------

*   Denotes non-income producing security.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.

Country Diversification (as a percentage of Total Investments):

Argentina ........................................          6.26%
Brazil ...........................................         51.86%
Mexico ...........................................         39.90%
United States ....................................          1.98%
                                                           -----
                                                          100.00%
                                                           -----
                                                           -----

    The accompanying notes are an integral part of the financial statements.
18
----------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
The first six months of 1999 were difficult for the domestic fixed income markets as yields increased in anticipation of stronger economic growth and higher inflation. The total return of The OFFITBANK New York Municipal Fund in this first half of 1999 was negative 1.1%. The Lehman Brothers Five and Seven Year Municipal Indices had total returns of negative .21% and negative .86%, respectively. The small underperformance of the Fund relative to these indices is due to the Fund's marginally longer duration. The average annual return for the Fund since inception on April 3, 1995 was 5.76%. For comparative purposes, the annualized return of the Lehman Brothers Five Year Municipal Index was 5.52%.

In a rising rate environment, our objective is to protect the portfolio value without jeopardizing our longer term yield and return objectives. Our primary objectives are to earn income and increase the value of the portfolio over the long term. The June 30, 1999 NAV of $10.49 was approximately 3% lower than the $10.82 NAV at the beginning of the year. Reflective of the higher market yields and lower prices, the 30 day SEC yield increased to 4.25% from 3.85% on December 31, 1998. The net assets of the Fund increased to $74 million from $68 million at December 31, 1998.

Since year end the municipal market went through two different phases. The year began with municipals attractively priced relative to Treasurys and supply non-existent in many states, including New York. Yields declined through the end of February. In March, the municipal market's seasonal increase in supply was accompanied by compelling evidence that the economy's growth would result in higher inflation. Municipal yields at first lagged the sharp increases in Treasury yields. By mid-year, however, municipal yield ratios to treasurys increased to greater than 80-85% and absolute yield levels of 5% reappeared.

Although municipal interest rates increased only half as much as Treasury rates, a diverse list of New York issues became available at attractive prices. We used the opportunity to broaden our list of holdings and to develop larger and more marketable position sizes. The Fund today owns the securities of 42 issuers. These issuers are located throughout the state and are a blend of revenue and general obligation bonds. In executing the changes, we realized some of the embedded gains, but we were also able to offset most of those gains with losses. As of June 30th, the realized gain per share is minimal. We continue to emphasize credit quality and are pleased to note that we did not own Nassau County because we were aware of their financial weaknesses. The portfolio's average credit rating is AA.

Technically, the municipal market story is somewhat mixed. Municipal issuance through June 30, 1999 is over 20% less than last year's issuance. Refundings are a smaller component of the issuance partially because most of the eligible bonds have been refunded and because the mathematics do not work at the higher rates. New York supply is unique as many borrowings cannot be completed until the State budget is approved. It is likely that in the second half, issuance will increase. On the demand side, the primary purchasers are currently individuals. The property and casualty companies have special regulatory requirements and have been enticed by high Treasury yields relative to municipal yields. Assuming no major catastrophes, we expect that when Treasury yields decline and the supply of municipals increases, these buyers will return to the market.

At the beginning of the year, we were neutral towards the market but stated that we would extend the portfolio if yields increased to more compelling levels, or if the economy showed signs of slowing. By mid June, we reached the 5% and above levels and have extended the portfolio to have an effective average maturity of
7.4 years and a duration of 5.8 years.

Carolyn N. Dolan

July 15, 1999

                                                                              19
                                                                   -------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

                                                      SHARES OR
                                                      PRINCIPAL            MARKET
                                                        AMOUNT              VALUE
 ------------------------------------------------------------------------------------
 FLOATING RATE NOTES (6.2%)
   TRANSPORTATION REVENUE (3.8%)
     New York State Thruway Authority (FGIC),
      3.40%, 01/01/24, 1-Day Notes*................  $    500,000       $     500,000
     Port Authority of New York & New Jersey Bonds
      Series 86, 3.40%, 06/01/20*..................     2,300,000           2,300,000
                                                                        -------------
                                                                            2,800,000
                                                                        -------------
   WATER & SEWER REVENUE (2.4%)
     New York City Municipal Water Financial
      Authority Water & Sewer System Revenue Bonds
      Series G (FGIC), 3.40%, 06/05/24, 1-Day
      Notes*.......................................     1,800,000           1,800,000
                                                                        -------------
     TOTAL FLOATING RATE NOTES (COST $4,600,000)...                         4,600,000
                                                                        -------------
 MUNICIPAL BONDS (92.7%)
   EDUCATION REVENUE (4.2%)
     New York State Dormitory Authority Revenue
      Bonds Columbia University, 5.00%, 07/01/02...       500,000             511,250
     New York State Dormitory Authority Revenue
      Bonds Columbia University, 5.25%, 07/01/06...       500,000             519,375
     New York State Dormitory Authority Revenue
      Bonds Cornell University, 4.80%, 07/01/03....       250,000             254,687
     New York State Dormitory Authority Revenue
      Bonds Cornell University, 5.25%, 07/01/07....       350,000             361,812
     New York State Dormitory Authority Revenue
      Bonds New York University (MBIA), 5.50%,
      07/01/04.....................................       390,000             407,062
     New York State Dormitory Authority Revenue
      Bonds Rockefeller University, 5.00%,
      07/01/10.....................................       500,000             505,625
     New York State Dormitory Authority Revenue
      Bonds Vassar College, 5.00%, 07/01/09........       500,000             501,250
                                                                        -------------
                                                                            3,061,061
                                                                        -------------
   GENERAL OBLIGATIONS (31.4%)
     Albany County General Obligation Bonds (FGIC),
      4.80%, 10/01/02..............................       850,000             864,875
     Albany County General Obligation Bonds Series
      B (FGIC), 5.60%, 03/15/07....................       300,000             316,500
     Albany County General Obligation Bonds Series
      B (FGIC), 5.60%, 03/15/09....................       400,000             418,500
     Dutchess County General Obligation Bonds,
      4.90%, 08/01/04..............................       215,000             219,569
     Hempstead General Obligation Bonds (AMBAC),
      5.00%, 02/15/09..............................       500,000             501,250
     Hempstead General Obligation Bonds (AMBAC),
      5.00%, 02/15/10..............................     1,000,000             997,500
     Hempstead General Obligation Bonds Series B
      (FGIC), 5.625%, 02/01/01.....................       245,000             250,512
     Hempstead General Obligation Bonds Series B
      (FGIC), 5.625%, 02/01/04.....................       140,000             146,650
     Islip General Obligation Bonds (FGIC), 5.00%,
      07/15/10.....................................     1,000,000           1,000,000
     Islip General Obligation Bonds (FGIC), 6.00%,
      11/01/05.....................................       100,000             106,625
     Monroe County General Obligation Bonds, 4.25%,
      06/01/06.....................................       475,000             462,531
     Monroe County General Obligation Bonds, 4.25%,
      03/01/09.....................................     1,500,000           1,419,375
     Monroe County General Obligation Bonds, 5.50%,
      06/01/09.....................................       300,000             311,625
     New Castle General Obligation Bonds, 4.75%,
      06/01/08.....................................       210,000             209,212
     New York City General Obligation Bonds Series
      B, 5.25%, 08/01/14...........................     2,080,000           2,048,800
     New York City General Obligation Bonds Series
      D, 5.75%, 08/01/07...........................       325,000             342,875
     New York City General Obligation Bonds Series
      G, 5.35%, 08/01/13...........................     1,025,000           1,025,000
     New York City General Obligation Bonds Series
      I, 5.875%, 03/15/11..........................     1,000,000           1,045,000
     New York City General Obligation Bonds Series
      I, 6.00%, 04/15/08...........................       805,000             861,350
     New York City General Obligation Bonds Series
      K, 4.875%, 08/01/08..........................     2,000,000           1,982,500
     New York State General Obligation Bonds,
      5.00%, 10/15/06..............................     1,260,000           1,285,200
     New York State General Obligation Bonds Series
      A, 5.70%, 03/15/10...........................       400,000             416,000
     New York State General Obligation Bonds Series
      F, 5.25%, 09/15/11...........................     2,000,000           2,015,000
     Onondaga County General Obligation Bonds,
      5.00%, 05/01/11..............................     1,000,000             991,250
     Onondaga County General Obligation Bonds,
      5.40%, 04/01/01..............................       150,000             153,375
     Ontario County General Obligation Bonds
      (FGIC), 5.00%, 08/15/02......................       250,000             255,625
     Orange County General Obligation Bonds, 5.00%,
      09/01/01.....................................       500,000             509,375
     Orange County General Obligation Bonds, 6.00%,
      11/15/08.....................................       470,000             511,125
     Oyster Bay General Obligation Bonds (MBIA),
      5.70%, 02/15/07..............................       360,000             382,050
     Putnam County General Obligation Bonds, 4.15%,
      04/15/05.....................................       695,000             682,358
     Rochester General Obligation Bonds (FGIC),
      5.00%, 10/01/03..............................       450,000             461,812
     Rochester General Obligation Bonds Series A,
      4.25%, 09/15/01..............................       500,000             501,875
     Schenectady County General Obligation Bonds,
      6.00%, 08/15/05..............................       200,000             215,500
     Westchester County General Obligation Bonds
      Series A, 5.85%, 11/15/04....................       250,000             266,875
                                                                        -------------
                                                                           23,177,669
                                                                        -------------

    The accompanying notes are an integral part of the financial statements.
20
----------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                      SHARES OR
                                                      PRINCIPAL            MARKET
                                                        AMOUNT              VALUE
 ------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
   HEALTH CARE (1.0%)
     New York State Medical Care Facility Finance
      Authority (FHA), 6.20%, 08/15/14.............  $    650,000       $     711,750
                                                                        -------------
   HOUSING REVENUE (4.5%)
     New York State Mortgage Agency Revenue Bonds
      Series 28 (AMT), 6.45%, 10/01/20.............       125,000             128,110
     New York State Mortgage Agency Revenue Bonds
      Series 37-A, 5.85%, 10/01/06.................       125,000             131,406
     New York State Mortgage Agency Revenue Bonds
      Series 37-A, 5.95%, 04/01/07.................       100,000             105,000
     New York State Mortgage Agency Revenue Bonds
      Series 46 (AMT), 5.75%, 04/01/04.............       200,000             208,250
     New York State Mortgage Agency Revenue Bonds
      Series 50 (AMT), 5.80%, 10/01/06.............       200,000             209,000
     New York State Mortgage Agency Revenue Bonds
      Series 53, 5.35%, 04/01/07...................       240,000             246,900
     New York State Mortgage Agency Revenue Bonds
      Series 61, 5.60%, 10/01/11...................       650,000             664,625
     New York State Mortgage Agency Revenue Bonds
      Series 67 (AMT), 5.30%, 10/01/10.............       585,000             587,194
     New York State Mortgage Agency Revenue Bonds
      Series 69 (AMT), 4.90%, 04/01/08.............     1,000,000             993,750
                                                                        -------------
                                                                            3,274,235
                                                                        -------------
   POWER AUTHORITY REVENUE (5.9%)
     Long Island Power Authority Revenue Bonds,
      4.25%, 04/01/03..............................     2,000,000           1,977,500
     Long Island Power Authority Revenue Bonds,
      5.00%, 04/01/02..............................     1,300,000           1,319,812
     New York State Power Authority Revenue Bonds
      Series A, 5.00%, 02/15/04....................     1,050,000           1,073,625
                                                                        -------------
                                                                            4,370,937
                                                                        -------------
   PREREFUNDED (3.0%)
     New York State Environmental Facilities
      Corporation Pollution Control Revenue,
      Prerefunded 06/15/04, 6.875%, 06/15/14.......       370,000             413,013
     New York State Power Authority Revenue Bonds
      Series CC (MBIA), Prerefunded 01/01/03,
      4.90%, 01/01/06..............................       200,000             207,000
     New York State Power Authority Revenue Bonds
      Series CC, Prerefunded 01/01/03, 4.80%,
      01/01/05.....................................       500,000             515,000
     New York State Power Authority Revenue Bonds
      Series CC, Prerefunded 01/01/03, 4.90%,
      01/01/06.....................................       500,000             517,500
     New York State Power Authority Revenue Bonds
      Series Y, Prerefunded 01/01/01, 6.25%,
      01/01/05.....................................       100,000             105,125
     Niagara Falls Bridge Commission New York
      Revenue Bonds (FGIC), Prerefunded 10/01/02,
      6.125%, 10/01/19.............................       415,000             446,125
                                                                        -------------
                                                                            2,203,763
                                                                        -------------
   SALES TAX REVENUE (13.8%)
     Grand Central District Management Association
      Inc. New York Special Assessment Bonds,
      6.50%, 01/01/22..............................       150,000             160,688
     Municipal Assistance Corp. for City of New
      York Revenue Bonds Series I, 6.25%,
      07/01/07.....................................       750,000             821,250
     Municipal Assistance Corp. for City of New
      York Revenue Bonds Series O, 5.25%,
      07/01/08.....................................     3,000,000           3,078,840
     New York City Transitional Finance Authority
      Revenue Bonds Series B, 5.00%, 11/15/10......     2,900,000           2,874,625
     New York State Local Government Assistance
      Corp. Revenue Bonds Series A (AMBAC), 5.00%,
      04/01/05.....................................       500,000             510,000
     New York State Local Government Assistance
      Corp. Revenue Bonds Series A, 5.00%,
      04/01/06.....................................       100,000             101,500
     New York State Local Government Assistance
      Corp. Revenue Bonds Series A, 6.75%,
      04/01/02.....................................       315,000             333,506
     New York State Local Government Assistance
      Corp. Revenue Bonds Series B (MBIA), 5.25%,
      04/01/04.....................................     1,750,000           1,806,875
     New York State Local Government Assistance
      Corp. Revenue Bonds Series D, 4.75%,
      04/01/04.....................................       500,000             505,000
                                                                        -------------
                                                                           10,192,284
                                                                        -------------
   TELECOMMUNICATION REVENUE (0.9%)
     Puerto Rico Telephone Authority Revenue Bonds
      Series L, 5.75%, 01/01/08....................       500,000             523,125
     Puerto Rico Telephone Authority Revenue Bonds
      Series M (AMBAC), 5.05%, 01/01/04............       150,000             155,625
                                                                        -------------
                                                                              678,750
                                                                        -------------
   TRANSPORTATION REVENUE (19.6%)
     Metropolitan Transit Authority Revenue Bonds
      Series A (MBIA), 5.00%, 07/01/09.............       800,000             801,000
     Metropolitan Transit Authority Revenue Bonds
      Series A (MBIA), 5.25%, 04/01/09.............       300,000             306,375
     Metropolitan Transit Authority Revenue Bonds
      Series B-1 (AMBAC), 5.00%, 07/01/10..........       500,000             497,500
     Metropolitan Transit Authority Revenue Bonds
      Series C-1 (FGIC), 5.00%, 07/01/08...........     1,000,000           1,006,250
     New York State Bridge Authority Revenue Bonds,
      5.00%, 01/01/11..............................     1,500,000           1,486,875
     New York State Thruway, Highway & Bridge Trust
      Fund Bonds Series A, 5.80%, 04/01/09.........       300,000             321,375
     New York State Thruway, Highway & Bridge Trust
      Fund Bonds Series B (FGIC), 5.80%,
      04/01/07.....................................       600,000             644,250
     New York State Thruway, Highway & Bridge Trust
      Fund Bonds Series B (FSA), 5.00%, 04/01/04...       500,000             510,000
     New York State Thruway, Highway & Bridge Trust
      Fund Bonds Series B (MBIA), 5.75%,
      04/01/06.....................................       200,000             211,750
     New York State Thruway, Highway & Bridge Trust
      Fund Bonds Series C (FGIC), 5.75%,
      01/01/09.....................................       500,000             536,875

    The accompanying notes are an integral part of the financial statements.
                                                                              21
                                                                ----------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                                      SHARES OR
                                                      PRINCIPAL            MARKET
                                                        AMOUNT              VALUE
 ------------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
   TRANSPORTATION REVENUE (CONTINUED)
     Port Authority of New York & New Jersey Bonds
      Series 79, 5.80%, 07/15/03...................  $    200,000       $     210,750
     Port Authority of New York & New Jersey Bonds
      Series 81, 5.70%, 08/01/07...................       270,000             280,125
     Port Authority of New York & New Jersey Bonds
      Series 86, 5.00%, 07/01/06...................       250,000             255,625
     Port Authority of New York & New Jersey Bonds
      Series 104 (AMBAC), 5.125%, 07/15/12.........     2,000,000           1,997,500
     Port Authority of New York & New Jersey Bonds
      Series 112 (AMT), 5.00%, 12/01/09............     1,250,000           1,245,313
     Triborough Bridge & Tunnel Authority General
      Purpose Bonds Series A, 4.75%, 01/01/05......       375,000             376,875
     Triborough Bridge & Tunnel Authority General
      Purpose Bonds Series B, 5.75%, 01/01/05......     1,000,000           1,055,190
     Triborough Bridge & Tunnel Authority General
      Purpose Bonds Series Y, 5.625%, 01/01/04.....     1,000,000           1,042,500
     Triborough Bridge & Tunnel Authority General
      Purpose Bonds Series Y, 5.75%, 01/01/05......       170,000             178,925
     Triborough Bridge & Tunnel Authority Special
      Obligation Bonds Series A (FGIC), 5.25%,
      01/01/13.....................................     1,500,000           1,513,125
                                                                        -------------
                                                                           14,478,178
                                                                        -------------
   WATER & SEWER REVENUE (8.4%)
     Erie County Water Authority Improvement
      Revenue Bonds, 5.75%, 12/01/08...............       650,000             671,938
     New York City Municipal Water Financing
      Authority Water & Sewer System Revenue Bonds
      Series A, 4.90%, 06/15/02....................       200,000             203,500
     New York City Municipal Water Financing
      Authority Water & Sewer System Revenue Bonds
      Series A, 5.35%, 06/15/09....................       225,000             230,063
     New York City Municipal Water Financing
      Authority Water & Sewer System Revenue Bonds
      Series A, 7.00%, 06/15/07....................       105,000             110,513
     New York City Municipal Water Financing
      Authority Water & Sewer System Revenue Bonds
      Series B, 4.75%, 06/15/01....................       650,000             658,125
     New York City Municipal Water Financing
      Authority Water & Sewer System Revenue Bonds
      Series B, 5.20%, 06/15/05....................       500,000             515,625
     New York City Municipal Water Financing
      Authority Water & Sewer System Revenue Bonds
      Series D, 5.00%, 06/15/05....................     1,805,000           1,843,356
     New York State Environmental Facilities
      Corporation Pollution Control Revenue Bonds,
      5.40%, 05/15/06..............................       250,000             262,188
     New York State Environmental Facilities
      Corporation State Clean Water & Drinking
      Revenue Bonds Series F, 5.00%, 06/15/05......     1,000,000           1,022,500
     Suffolk County Water Revenue Bonds (MBIA),
      5.10%, 06/01/05..............................       250,000             256,250
     Suffolk County Water Revenue Bonds (MBIA),
      5.10%, 06/01/06..............................       400,000             409,000
                                                                        -------------
                                                                            6,183,058
                                                                        -------------
     TOTAL MUNICIPAL BONDS (COST $68,870,592)......                        68,331,685
                                                                        -------------
 MONEY MARKET FUND (0.1%)
     Dreyfus NY Municipal Money Market Fund........        39,839              39,839
                                                                        -------------
     TOTAL MONEY MARKET FUND (COST $39,839)........                            39,839
                                                                        -------------
     TOTAL INVESTMENTS (COST $73,510,431) (+) --
      99.0%........................................                        72,971,524
     OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%....                           767,997
                                                                        -------------
     TOTAL NET ASSETS -- 100.0%....................                     $  73,739,521
                                                                        -------------
                                                                        -------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $    500,788
Unrealized depreciation ..........................    (1,039,695)
                                                    ------------
Net unrealized depreciation ......................  $   (538,907)
                                                    ------------
                                                    ------------

*   Interest rate in effect at June 30, 1999.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FHA    -- Insured by Federal Housing Administration.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
22
----------------

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Total return for the OFFITBANK California Municipal Fund in the second quarter was (1.91%) and 5.44% average annual return since inception. Over those two periods, the Lehman Five-Year Municipal Index returned (1.24%) and 5.34%, respectively. The Fund's net asset value was $10.25 on June 30, 1999, compared to $10.54 on December 31, 1998. The 30 day SEC yield for the Fund at quarter-end was 4.02%.

On the last day of the quarter, the Federal Reserve partly ratified increases in open market interest rates by increasing the Federal Funds rate from 4.75% to 5.00%. The Fed also removed its bias toward further tightening. The relatively mild monetary therapy prompted a minor rally in bond prices, but Treasury, municipal and corporate rates remain well above year-end levels and, indeed, above the levels which existed prior to the emerging markets crisis of last fall.

It seems clear that much of the rate increases were due to a reversal of the apocalyptic assumptions built into economic forecasts after Asian and Russian financial markets collapsed. Since then, Asian economies (particularly the Japanese) have shown tentative strength and the major Latin American economies have outperformed expectations. Most notably, U.S. consumption has continued on a high level and manufacturing has rebounded. The results have been gradually rising industrial commodities prices (especially oil), import prices, employment and private credit demands.

From year-end through June 30th, municipal yields have increased much less than Treasury yields. For example, the yield on a typical seven-year, AAA-rated municipal increased 63 basis points while the yield on a seven-year Treasury note increased 128 basis points. Municipals have been resistant to interest rate pressures for several reasons: 1) municipals are a purely domestic investment vehicle; 2) there has been a sharp reduction in new issues by municipalities; and 3) the robust economy has resulted in higher credit quality.

In the present environment, the short-term objective is to minimize the portfolio's decline in principal and to seek value that will allow the portfolio to participate when rates decline. Our conviction that current rates discount anticipated Fed moves has caused us to lengthen the duration of the Fund during the second quarter to 5.5 years. The average credit quality remains high at AA2. Although the bond market may continue to struggle for a while, inflation-adjusted yields are attractive and inflation will remain subdued. A weaker housing market may be showing that higher rates are beginning to bite and the U.S. dollar remains well bid in the currency markets. The Fund had a 12% cash position at quarter-end, giving us flexibility to take advantage of the higher yields.

John H. Haldeman, Jr.

July 15, 1999

                                                                              23
                                                                   -------------

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

                                           SHARES OR
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
------------------------------------------------------------------
FLOATING RATE NOTES (8.2%)
  POLLUTION CONTROL REVENUE (8.2%)
    California Pollution Control
     Financing Authority Pollution
     Control Revenue Series B, 3.35%,
     02/28/08*..........................  $   500,000  $   500,000
    California Pollution Control
     Financing Authority Pollution
     Control Revenue Series C, 3.35%,
     02/28/08*..........................      100,000      100,000
    California Pollution Control
     Financing Authority Pollution
     Control Revenue Series D, 3.35%,
     02/28/08*..........................      600,000      600,000
                                                       -----------
    TOTAL FLOATING RATE NOTES (COST
     $1,200,000)........................                 1,200,000
                                                       -----------
MUNICIPAL BONDS (86.7%)
  EDUCATION REVENUE (8.3%)
    California Educational Facilities
     Authority Revenue Santa Clara
     University, 5.30%, 09/01/05........      175,000      183,094
    California Educational Facilities
     Authority Revenue Santa Clara
     University, 5.40%, 09/01/06........       75,000       78,187
    California State Public Works
     Revenue BRD Lease Series B, 5.25%,
     11/01/12...........................      500,000      507,500
    California State Public Works
     Revenue BRD Lease Series C, 5.125%,
     10/01/12...........................      450,000      450,000
                                                       -----------
                                                         1,218,781
                                                       -----------
  GENERAL OBLIGATIONS (26.3%)
    Berkeley, California Series A,
     5.55%, 09/01/07....................       50,000       53,250
    California State, 5.00%, 10/01/06...      500,000      515,625
    California State, 5.00%, 02/01/12...      250,000      248,437
    California State (FGIC), 5.25%,
     10/01/11...........................      125,000      127,969
    Cotati-Rohnert Park Uniform School
     District Series D (FSA), 6.00%,
     08/01/04...........................      100,000      106,500
    Cupertino Uniform School District
     Series B (FGIC), 6.125%,
     08/01/03...........................       50,000       53,562
    Fresno, California Uniform School
     District Series D (FSA), 5.25%,
     08/01/05...........................      300,000      313,875
    Los Angeles, California Series A
     (FGIC), 5.25%, 09/01/11............      500,000      511,250
    Los Angeles Uniform School District
     Series A (FGIC), 4.50%, 07/01/05...      200,000      201,250
    Palo Alto Uniform School District
     Series B, 5.25%, 08/01/03..........      100,000      103,875
    Pasadena, California Uniform School
     District Series A (FGIC), 5.00%,
     05/01/05...........................      375,000      386,719
    San Diego, California Uniform School
     District Series A (FGIC), 0.00%,
     07/01/08...........................      900,000      585,000
    San Francisco, California City and
     County (MBIA), 5.30%, 06/15/07.....      175,000      180,250
    San Francisco City & County (FGIC),
     5.30%, 06/15/07....................      250,000      259,687
    Santa Monica - Malibu Uniform School
     District, 5.00%, 08/01/08..........      150,000      153,000
                                                       -----------
                                                         3,800,249
                                                       -----------
  HOUSING REVENUE (1.4%)
    California Housing Finance Agency
     Revenue Home Mortgage Series B
     (AMT) (MBIA), 5.15%, 08/01/05......       75,000       75,469
    California Housing Finance Agency
     Single Family Mortgage Issue B-2
     (AMT), 5.20%, 08/01/04.............      125,000      126,406
                                                       -----------
                                                           201,875
                                                       -----------
  POLLUTION CONTROL REVENUE (0.3%)
    California Pollution Control
     Financing Authority Southern
     California Edison Series C, 6.85%,
     12/01/08...........................       50,000       51,074
                                                       -----------
  POWER AUTHORITY REVENUE (0.7%)
    Southern California Public Power San
     Juan Unit 3 Series A (MBIA),
     5.125%, 01/01/05...................      100,000      103,625
                                                       -----------
  PREREFUNDED (1.8%)
    Santa Monica - Malibu Uniform School
     District, Prerefunded 08/01/03,
     5.40%, 08/01/08....................      300,000      317,250
                                                       -----------
  RECREATION FACILITIES (1.4%)
    Los Angeles County California Public
     Works Financing Authority Revenue
     Series A, 5.375%, 10/01/06.........      200,000      210,750
                                                       -----------
  SALES TAX REVENUE (17.3%)
    Contra Costa Transportation
     Authority Sales Tax Revenue Series
     A (FGIC), 5.50%, 03/01/08..........       50,000       51,875
    Los Angeles, California Municipal
     Inprovement Corporation Lease
     Revenue Series D (FGIC), 4.25%,
     09/01/09...........................      500,000      475,625
    Orange County California Local
     Transportation Authority Sales Tax
     Revenue, 5.50%, 02/15/11...........      500,000      521,875
    Orange County California Local
     Transportation Authority Sales Tax
     Revenue, 5.70%, 02/15/03...........      350,000      367,062
    Riverside County California
     Transportation Commission Sales Tax
     Revenue Series A, 6.50%,
     06/01/00...........................      175,000      179,744
    San Francisco Bay Area Rapid
     Transportation District Sales Tax
     Revenue, 5.25%, 07/01/10...........      250,000      256,562
    San Francisco Bay Area Rapid
     Transportation District Sales Tax
     Revenue, 5.50%, 07/01/05...........      250,000      264,687
    San Francisco Bay Area Rapid
     Transportation District Sales Tax
     Revenue (FGIC), 6.10%, 07/01/00....      250,000      256,735
    San Mateo County California
     Transportation District Sales Tax
     Revenue Series A, 5.00%,
     06/01/10...........................      165,000      166,031
                                                       -----------
                                                         2,540,196
                                                       -----------

    The accompanying notes are an integral part of the financial statements.
24
----------------

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                           SHARES OR
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  TELECOMMUNICATION REVENUE (1.1%)
    Puerto Rico Telephone Authority
     Revenue Bonds Series L, 5.75%,
     01/01/08...........................  $   150,000  $   156,938
                                                       -----------
  TRANSPORTATION REVENUE (10.9%)
    Long Beach, California Harbor
     Revenue (AMT), 4.60%, 05/15/03.....      250,000      252,188
    Long Beach, California Harbor
     Revenue (MBIA) (AMT), 5.75%,
     05/15/07...........................      100,000      106,625
    Los Angeles, California Department
     of Airports Refunding Revenue
     Series A (FGIC), 5.375%,
     05/15/07...........................      300,000      314,250
    San Diego, California Open Space
     Parking Facilities District, 5.60%,
     01/01/05...........................      325,000      343,688
    San Francisco City & County Airport
     Community International Airport
     Revenue (MBIA), 5.00%, 05/01/07....      250,000      256,563
    San Francisco City & County Airport
     Revenue Series 6 (AMBAC) (AMT),
     6.25%, 05/01/11....................      200,000      214,000
    San Francisco City & County Airports
     Commission International Airport
     (AMBAC), 6.30%, 05/01/11...........      100,000      106,663
                                                       -----------
                                                         1,593,977
                                                       -----------
  WATER & SEWER REVENUE (17.2%)
    California State Department of Water
     Resources Series S, 5.00%,
     12/01/04...........................      300,000      310,125
    California State Department of Water
     Resources Series S, 5.00%,
     12/01/14...........................      250,000      246,250
    California State Department of Water
     Resources Series T, 5.125%,
     12/01/12...........................      200,000      200,750
    California State Department of Water
     Resources Series U, 5.00%,
     12/01/09...........................      300,000      304,125
    Contra Costa Water District Water
     Revenue Series G (MBIA), 6.00%,
     10/01/09...........................       50,000       53,688
    Long Beach, California Water Revenue
     Series A (MBIA), 4.35%, 05/01/05...      200,000      199,750
    Los Angeles, California Department
     of Water and Power Revenue, 5.80%,
     07/15/04...........................      150,000      158,813
    Los Angeles County Sanitation
     District Financing Authority
     Revenue Capital Projects Series A,
     5.25%, 10/01/10....................      100,000      102,125
    Metropolitan Water Distribution
     Southern California Waterworks
     Revenue Series A, 5.25%,
     03/01/13...........................      300,000      305,625
    Metropolitan Water Distribution
     Southern California Waterworks
     Revenue Series A (MBIA), 5.40%,
     07/01/08...........................      250,000      260,313
    Sacramento County Sanitation
     District Financing Authority
     Revenue, 5.125%, 12/01/13..........      200,000      200,000
    San Diego, California Water
     Utilities Fund (FGIC), 4.25%,
     08/01/06...........................      175,000      171,500
                                                       -----------
                                                         2,513,064
                                                       -----------
    TOTAL MUNICIPAL BONDS (COST
     $12,934,880).......................                12,707,779
                                                       -----------
MONEY MARKET FUNDS (3.9%)
    Dreyfus Tax Exempt Cash Management
     Money Market Fund..................       69,722       69,722
    Federated California Municipal
     Fund...............................      500,000      500,000
                                                       -----------
    TOTAL MONEY MARKET FUNDS (COST
     $569,722)..........................                   569,722
                                                       -----------
    TOTAL INVESTMENTS (COST $14,704,602)
     (+) -- 98.8%.......................                14,477,501
    OTHER ASSETS IN EXCESS OF
     LIABILITIES 1.2%...................                   181,591
                                                       -----------
    TOTAL NET ASSETS -- 100.0%..........               $14,659,092
                                                       -----------
                                                       -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $    36,173
Unrealized depreciation  .........................     (263,274)
                                                    -----------
Net unrealized depreciation  .....................  $  (227,101)
                                                    -----------
                                                    -----------

*   Interest rate in effect at June 30, 1999.
AMBAC -- AMBAC Indemnity corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FSA    -- Financial Security Asurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
                                                                              25
                                                                ----------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------
The total return for The OFFITBANK National Municipal Fund year-to-date through June 30, 1999 was (0.85%). For comparative purposes, the universe of intermediate municipal debt funds monitored by Lipper, Inc. returned (1.27%) for the same period. While 1999 has been a difficult year for the municipal market so far, the Fund's performance relative to its peers has been impressive. The OFFITBANK National Municipal Fund's performance over the last year ranks 5th out of 133 funds with the same investment objectives. Over the longer time period from inception on October 20, 1997, the Fund had an average annual return of 8.83% versus the 6.84% return of the Lehman Five-Year G.O. Index.

The June 30, 1999 net asset value of $10.15 was approximately 2.7% lower than the $10.43 NAV at the beginning of the year. Reflective of the higher market yields and lower prices, the 30 day SEC yield rose to 4.08% from 3.78%. The Fund's duration as of June 30, 1999 was 6.05 years, and the average credit quality was AA.

The first six months of 1999 have been difficult for fixed income investors. The U.S. bond market has concerned itself with the inflationary implications associated with strong U.S. economic growth. That concern manifested itself in the U.S. Treasury market where the "flight-to-quality" buying that supported prices in the latter half of 1998 totally reversed course. A good gauge of that reversal could be seen in the ten-year Treasury note which ended 1998 yielding 4.63% and now yields 5.80%.

The municipal market historically outperforms the Treasury market when prices are falling and 1999 has been no exception. For instance, the five-year insured municipal lost (0.82%) versus a five-year Treasury decline of (2.26%). The outperformance was even greater on the long end of the curve where the 30-year municipal total return was (3.71%) versus (10.00%) for the benchmark 30-year Treasury.

One of the more interesting developments in the municipal market over the last several months relates to demand. In years past, institutional investors, and specifically funds and property and casualty companies were the most dominant buyers of municipals. Today's most influential buyers are clearly individual investors who are building their own personal portfolios as a "hedge" against historically high equity valuations. Therefore, we have overweighted the Fund with securities that are attractive to the individual investor.

Another interesting development that has emerged in the municipal market this year relates to Y2K readiness. We believe that the concern over the "millennium bug" has yet to factor into the spreads at which individual municipal credits currently trade. As we get closer to year-end, our assumption is that demand will shift out of smaller, less sophisticated issuers into larger and more prepared issuers. In particular, we believe that general obligations bonds will be perceived as "safer" due to their full faith and credit pledge.

Moving forward, we believe that at current yields the municipal market is attractive. We think the recent negative sentiment in the U.S. bond market is unwarranted. The market has currently priced in a "V" shaped recovery for the global economy. We are of the opinion that despite the vigorous rebound in the foreign equity markets this year, overseas economies are essentially entering a phase of prolonged below trend growth. Therefore, we intend to buy into any weakness that may occur moving forward. It has been our observation that as absolute yields reach levels that are available today, municipal supply begins to contract while demand tends to accelerate.

Michael Pietronico

July 15, 1999

26
-------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

                                           SHARES OR
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
------------------------------------------------------------------
FLOATING RATE NOTES (14.5%)
  POLLUTION CONTROL REVENUE (4.3%)
    CALIFORNIA (4.3%)
      California Pollution Control
       Financing Authority Pollution
       Control Revenue Series A, 3.35%,
       02/28/08*........................  $   100,000  $   100,000
      California Pollution Control
       Financing Authority Pollution
       Control Revenue Series C, 3.35%,
       02/28/08*........................      800,000      800,000
                                                       -----------
                                                           900,000
                                                       -----------
  TRANSPORTATION REVENUE (5.9%)
    NEW YORK (5.9%)
      Port Authority of New York & New
       Jersey Bonds Series 86, 3.40%,
       06/01/20 *.......................    1,200,000    1,200,000
                                                       -----------
  WATER & SEWER REVENUE (4.3%)
    NEW YORK (4.3%)
      New York City Municipal Water
       Financing Authority Water & Sewer
       System Revenue Bonds Series A
       (FGIC), 3.55%, 06/15/25 *........      100,000      100,000
      New York City Municipal Water
       Financing Authority Water & Sewer
       System Revenue Bonds Series G
       (FGIC), 3.40%, 06/15/24 *........      800,000      800,000
                                                       -----------
                                                           900,000
                                                       -----------
      TOTAL FLOATING RATE NOTES (COST
       $3,000,000)......................                 3,000,000
                                                       -----------
MUNICIPAL BONDS (87.3%)
  EDUCATION REVENUE (1.1%)
    CALIFORNIA (1.1%)
      Los Angeles, California Series A
       (FGIC), 6.00%, 07/01/08..........      200,000      218,750
                                                       -----------
  GENERAL OBLIGATIONS (47.6%)
    ALABAMA (0.6%)
      Huntsville, Alabama Series E,
       5.85%, 08/01/05..................      115,000      121,612
                                                       -----------
    CALIFORNIA (2.7%)
      San Diego, California Unified
       School District Series A (FGIC),
       0.00%, 07/01/05..................      720,000      550,800
                                                       -----------
    COLORADO (1.9%)
      Douglas County Colorado
       Reorganized School District 1,
       0.00%, 12/15/04..................      500,000      390,625
                                                       -----------
    ILLINOIS (0.2%)
      Chicago, Illinois Project Series B
       (FGIC), 6.00%, 01/01/03..........       50,000       52,437
                                                       -----------
    MARYLAND (0.7%)
      Maryland National Capital Park &
       Planning Commission Prince
       Georges County Maryland
       Unrefunded Balance Series S-2,
       5.00%, 07/01/08..................      150,000      152,062
                                                       -----------
    NEVADA (2.4%)
      Clark County Nevada-Las Vegas
       Convention & Visitor (MBIA),
       4.80%, 07/01/01..................       75,000       75,937
      Clark County Nevada-Las Vegas
       Convention & Visitor Series A,
       5.00%, 07/01/08..................      120,000      121,950
      Nevada State Municipal Bond
       Projects 66 & 67 - A, 5.25%,
       05/15/10.........................      300,000      304,125
                                                       -----------
                                                           502,012
                                                       -----------
    NEW YORK (10.9%)
      New York City Series K, 4.875%,
       08/01/08.........................    1,000,000      991,250
      New York State, 5.25%, 03/01/11...    1,000,000    1,006,250
      New York, New York Series G,
       5.75%, 10/15/10..................      105,000      109,462
      New York, New York Series H,
       5.75%, 03/15/10..................      150,000      155,625
                                                       -----------
                                                         2,262,587
                                                       -----------
    PENNSYLVANIA (6.0%)
      Pennsylvania State First Series,
       5.00%, 03/01/10..................    1,000,000      995,000
      West Chester, Pennsylvania, 5.30%,
       01/15/07.........................      250,000      254,375
                                                       -----------
                                                         1,249,375
                                                       -----------
    TEXAS (1.6%)
      Texas State Financial Authority,
       4.80%, 10/01/09..................      325,000      322,156
                                                       -----------
    VIRGINIA (6.1%)
      Arlington County Virginia, 5.125%,
       06/01/11.........................    1,000,000    1,008,750
      Fairfax County Virginia Series C,
       5.25%, 05/01/07..................      250,000      257,187
                                                       -----------
                                                         1,265,937
                                                       -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              27
                                                                ----------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                           SHARES OR
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  GENERAL OBLIGATIONS (CONTINUED)
    WASHINGTON (6.6%)
      Seattle, Washington Series A,
       5.375%, 12/01/11.................  $ 1,280,000  $ 1,308,800
      Washington State Series 1995C,
       5.35%, 07/01/06..................       55,000       56,788
                                                       -----------
                                                         1,365,588
                                                       -----------
    WISCONSIN (7.9%)
      Milwaukee, Wisconsin Series L,
       5.00%, 12/15/10..................    1,640,000    1,631,800
                                                       -----------
                                                         9,612,616
                                                       -----------
  HOUSING REVENUE (2.8%)
    NEW YORK (2.4%)
      New York Mortgage Agency Series 71
       (AMT), 4.80%, 10/01/08...........      500,000      493,125
                                                       -----------
    PENNSYLVANIA (0.4%)
      Pennsylvania Housing Finance
       Agency Series 61A (AMT), 4.90%,
       10/01/08.........................      100,000       99,125
                                                       -----------
                                                           592,250
                                                       -----------
  POLLUTION CONTROL REVENUE (2.9%)
    MICHIGAN (2.5%)
      Michigan Authority Revenue Clean
       Water, 5.25%, 10/01/10...........      520,000      529,100
                                                       -----------
    NEW YORK (0.4%)
      New York Environmental Pollution
       Corp., 6.50%, 06/15/08...........       70,000       76,388
                                                       -----------
                                                           605,488
                                                       -----------
  POWER AUTHORITY REVENUE (9.3%)
    NEW YORK (4.8%)
      Long Island Power Authority New
       York Electric System Revenue
       Bonds (MBIA), 5.125%, 04/01/12...    1,000,000      995,000
                                                       -----------
    TEXAS (0.1%)
      San Antonio, Texas Electric & Gas,
       4.70%, 02/01/05..................       20,000       20,450
                                                       -----------
    WASHINGTON (4.4%)
      Washington State Public Power
       Supply System Nuclear Project
       2-B, 5.00%, 07/01/01.............      500,000      506,875
      Washington State Public Power
       Supply System Nuclear Project
       3-A, 5.00%, 07/01/01.............      200,000      202,750
      Washington State Public Power
       Supply System Nuclear Project
       3-C, 4.60%, 07/01/01.............      200,000      201,250
                                                       -----------
                                                           910,875
                                                       -----------
                                                         1,926,325
                                                       -----------
  PREREFUNDED (0.2%)
    MARYLAND (0.2%)
      Maryland National Capital Park &
       Planning Commission Prince
       Georges County Maryland,
       Prerefunded 07/01/05, 5.00%,
       07/01/08.........................       50,000       51,438
                                                       -----------
  RECREATION FACILITIES (1.0%)
    CALIFORNIA (1.0%)
      Los Angeles County Public Works
       Financing Authority Revenue
       Series A, 5.50%, 10/01/09........      200,000      210,500
                                                       -----------
  SALES TAX REVENUE (5.2%)
    CONNECTICUT (0.6%)
      Connecticut Special Tax Obligation
       Series A, 5.25%, 09/01/07........      120,000      124,050
                                                       -----------
    ILLINOIS (3.4%)
      Illinois State Series Q, 5.50%,
       06/15/03.........................      200,000      208,250
      Illinois State Series V, 6.375%,
       06/15/14.........................      450,000      491,625
                                                       -----------
                                                           699,875
                                                       -----------
    NEW MEXICO (1.2%)
      New Mexico State Severance Tax
       Series B, 4.75%, 07/01/06........      250,000      250,313
                                                       -----------
                                                         1,074,238
                                                       -----------

    The accompanying notes are an integral part of the financial statements.
28
----------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                           SHARES OR
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  TRANSPORTATION REVENUE (10.1%)
    CALIFORNIA (1.0%)
      Long Beach, California (AMT)
       (MBIA), 5.50%, 05/15/10..........  $   200,000  $   205,500
                                                       -----------
    ILLINOIS (1.3%)
      Illinois State, 5.50%, 08/01/03...      250,000      260,000
                                                       -----------
    MICHIGAN (1.4%)
      Wayne Charter County Michigan
       Airport Series A (AMT), 5.25%,
       12/01/11.........................      300,000      300,375
                                                       -----------
    NEW YORK (1.5%)
      Metropolitan Transportation
       Authority Series A (FGIC), 5.00%,
       04/01/03.........................      200,000      203,750
      New York State Thruway, Highway &
       Bridge Trust Fund Bonds Series B
       (FSA), 5.50%, 04/01/09...........      100,000      104,375
                                                       -----------
                                                           308,125
                                                       -----------
    OHIO (4.9%)
      Ohio State Turnpike Commission
       Series B (FGIC), 5.25%,
       02/15/10.........................    1,000,000    1,016,250
                                                       -----------
                                                         2,090,250
                                                       -----------
  WATER & SEWER REVENUE (7.1%)
    MISSOURI (3.7%)
      Kansas City, Missouri Water
       Revenue Series A, 5.00%,
       12/01/09.........................      550,000      552,750
      Kansas City, Missouri Water
       Revenue Series B, 5.00%,
       12/01/08.........................      225,000      226,969
                                                       -----------
                                                           779,719
                                                       -----------
    NEW YORK (0.5%)
      New York City Municipal Water
       Finance Authority Series B,
       5.00%, 06/15/03..................      100,000      102,250
                                                       -----------
    TENNESSEE (0.9%)
      Metropolitan Government Nashville
       & Davidson County Water & Sewer
       Revenue (AMBAC), 5.75%,
       01/01/15.........................      170,000      178,925
                                                       -----------
    TEXAS (2.0%)
      Texas Water Development Board
       Revenue Series A, 5.00%,
       07/15/07.........................      105,000      106,575
      Texas Water Development Board
       Revenue Series B, 4.20%,
       07/15/02.........................       50,000       49,938
      Texas Water Financial Assistance
       Series C, 5.00%, 08/01/09........      250,000      251,563
                                                       -----------
                                                           408,076
                                                       -----------
                                                         1,468,970
                                                       -----------
      TOTAL MUNICIPAL BONDS (COST
       $18,286,172).....................                18,105,200
                                                       -----------
MONEY MARKET FUNDS (2.5%)
    Dreyfus Tax Exempt Cash Management
     Money Market Fund..................        6,979        6,979
    The J.P. Morgan Institutional
     Service Tax Exempt Cash Fund.......        6,238        6,238
    Nuveen Premiere Income Fund, 3.75%,
     12/31/99...........................      500,000      500,000
                                                       -----------
    TOTAL MONEY MARKET FUNDS (COST
     $513,217)..........................                   513,217
                                                       -----------
    TOTAL INVESTMENTS (COST $21,799,389)
     (+) -- 104.3%......................                21,618,417
    LIABILITIES IN EXCESS OF OTHER
     ASSETS (4.3%)......................                  (889,701)
                                                       -----------
    TOTAL NET ASSETS -- 100.0%..........               $20,728,716
                                                       -----------
                                                       -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $    15,360
Unrealized depreciation ..........................     (196,332)
                                                    -----------
Net unrealized depreciation ......................  $  (180,972)
                                                    -----------
                                                    -----------

*   Interest rate in effect at June 30, 1999.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FHA    -- Insured by Federal Housing Administration.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
                                                                              29
                                                                ----------------

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
The total return of the U.S. Government Securities Fund was (2.58%) for the first six months of 1999. This compares with a return of (2.41%) for the Merrill Lynch 5 Year Treasury Index. The 30 day SEC yield for the Fund at quarter-end was 5.62%.

The investments in the Fund are in U.S. Treasury and U.S. Agency securities. The average maturity of the Fund is approximately 5.3 years and the duration is 4.1 years.

Looking forward, we believe that the Federal Reserve will remain committed to domestic price stability and that this will limit increases in bond yields from current levels. Also, as discussed in our June Research Note, FED POLICY FOCUS:
DOMESTIC OR GLOBAL?, we believe that current bond yields sufficiently discount higher rates in the future so as to make the market attractive.

While we expect Fed actions to cushion the current bear market in bonds, we are not yet prepared to significantly increase portfolio sensitivity to changes in interest rates. The U.S. economy remains solid while Japan and Germany are showing tentative signs of recovery. Should global economic growth strengthen appreciably, interest rates could rise in this country, even in the absence of inflation.

In sum, we view interest rate risk as now being balanced. Therefore, the duration of the portfolio is neutral to the market.

Jack D. Burks

July 15, 1999

30
-------------

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

                                           SHARES OR
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
------------------------------------------------------------------
FEDERAL HOME LOAN BANK (3.7%)
    Federal Home Loan Bank, Discount
     Note, 4.60%, 07/01/99..............  $ 1,625,000  $ 1,625,000
                                                       -----------
    TOTAL FEDERAL HOME LOAN BANK (COST
     $1,625,000)........................                 1,625,000
                                                       -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (8.5%)
    Federal Home Loan Mortgage Corp.,
     5.00%, 02/15/01....................    3,800,000    3,760,242
                                                       -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE
     CORPORATION (COST $3,795,863)......                 3,760,242
                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.6%)
    Federal National Mortgage
     Association, 5.625%, 03/15/01......    3,770,000    3,763,896
                                                       -----------
    TOTAL FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (COST $3,821,482)......                 3,763,896
                                                       -----------
U.S. TREASURY NOTES (77.8%)
    Inflation Indexed Notes, 3.875%,
     01/15/09...........................    2,100,000    2,104,221
    Notes, 5.75%, 10/31/02..............    3,300,000    3,301,677
    Notes, 5.75%, 04/30/03..............    4,300,000    4,293,771
    Notes, 5.875%, 11/15/05.............    7,430,000    7,407,179
    Notes, 6.125%, 08/15/07.............    1,500,000    1,515,647
    Notes, 6.25%, 02/15/07..............    1,200,000    1,222,423
    Notes, 6.50%, 10/15/06..............    7,000,000    7,223,999
    Notes, 7.00%, 07/15/06..............    6,810,000    7,211,817
                                                       -----------
    TOTAL U.S. TREASURY NOTES (COST
     $35,392,897).......................                34,280,734
                                                       -----------
MONEY MARKET FUND (0.1%)
    Bank of New York Cash Reserve.......       41,665       41,665
                                                       -----------
    TOTAL MONEY MARKET FUND (COST
     $41,665)...........................                    41,665
                                                       -----------
    TOTAL INVESTMENTS (COST
     $44,676,907)(+) -- 98.7%...........                43,471,537
    OTHER ASSETS IN EXCESS OF
     LIABILITIES 1.3%...................                   581,119
                                                       -----------
    TOTAL NET ASSETS -- 100.0%..........               $44,052,656
                                                       -----------
                                                       -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $    22,950
Unrealized depreciation ..........................   (1,228,320)
                                                    -----------
Net unrealized depreciation ......................  $(1,205,370)
                                                    -----------
                                                    -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              31
                                                                ----------------

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------
The total return of the Mortgage Securities Fund was (0.89%) for the first six months of 1999. This compares with a return of 0.31% for the Merrill Lynch Mortgage Master Index. The 30 day SEC yield for the Fund at quarter-end was 5.76%.

The underperformance for the most recent period was caused by the Fund's larger-than-market weightings to 15 Year Pass-Thrus and Government National Mortgage Association securities, both of which lagged other mortgage products in the Index. The Fund is maintaining these holdings, as we believe that the market is undervaluing the positive characteristics of these securities.

The investments in the Fund are 37% Government National Mortgage Association, 26% Federal Home Loan Mortgage Corporation, 28% Federal National Mortgage Association, and 9% Cash Equivalents. The average maturity of the Fund is approximately 8 years and the duration is 3.5 years.

Looking forward, we believe that the Federal Reserve will remain committed to domestic price stability and that this will limit increases in bond yields from current levels. Also, as discussed in our June Research Note, FED POLICY FOCUS:
DOMESTIC OR GLOBAL?, we believe that current bond yields sufficiently discount higher rates in the future so as to make the market attractive.

While we expect Fed actions to cushion the current bear market in bonds, we are not yet prepared to significantly increase portfolio sensitivity to changes in interest rates. The U.S. economy remains solid while Japan and Germany are showing tentative signs of recovery. Should global economic growth strengthen appreciably, interest rates could rise in this country, even in the absence of inflation.

In sum, we view interest rate risk as now being balanced. Therefore, the duration of the portfolio is neutral to the market.

Jack D. Burks

July 15, 1999

32
-------------

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

                                           SHARES OR
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
------------------------------------------------------------------
FEDERAL HOME LOAN BANK (8.4%)
    Federal Home Loan Bank, Discount
     Notes, 4.60%, 07/01/99.............  $ 4,975,000  $ 4,975,000
                                                       -----------
    TOTAL FEDERAL HOME LOAN BANK
     ($4,975,000).......................                 4,975,000
                                                       -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (25.5%)
    Federal Home Loan Mortgage Corp.,
     6.00%, 04/01/03, Gold Pool
     #M90534............................      993,694      935,936
    Federal Home Loan Mortgage Corp.,
     6.00%, 12/01/13, Gold Pool
     #E00592............................      875,163      857,386
    Federal Home Loan Mortgage Corp.,
     6.00%, 12/01/13, Gold Pool
     #E73827............................    1,944,866    1,877,404
    Federal Home Loan Mortgage Corp.,
     7.50%, 01/01/18, Gold Pool
     #C90203............................      953,388      920,318
    Federal Home Loan Mortgage Corp.,
     6.00%, 02/01/24, Gold Pool
     #C80110............................      187,906      190,079
    Federal Home Loan Mortgage Corp.,
     6.00%, 01/01/26, Gold Pool
     #D67671............................       16,586       15,622
    Federal Home Loan Mortgage Corp.,
     6.00%, 02/01/26, Gold Pool
     #D68418............................      511,360      481,637
    Federal Home Loan Mortgage Corp.,
     6.00%, 03/01/26, Gold Pool
     #D69408............................      428,951      404,018
    Federal Home Loan Mortgage Corp.,
     6.00%, 03/01/26, Gold Pool
     #D69088............................      380,109      358,015
    Federal Home Loan Mortgage Corp.,
     6.00%, 04/01/26, Gold Pool
     #C80395............................      416,620      392,403
    Federal Home Loan Mortgage Corp.,
     6.00%, 05/01/26, Gold Pool
     #D71231............................      401,507      378,169
    Federal Home Loan Mortgage Corp.,
     7.50%, 06/01/26, Gold Pool
     #D72344............................       42,466       39,998
    Federal Home Loan Mortgage Corp.,
     7.50%, 11/01/26, Gold Pool
     #C80444............................      250,611      253,508
    Federal Home Loan Mortgage Corp.,
     7.50%, 04/01/27, Gold Pool
     #G00693............................       40,390       40,857
    Federal Home Loan Mortgage Corp.,
     7.50%, 05/01/27, Gold Pool
     #G00702............................      823,480      833,001
    Federal Home Loan Mortgage Corp.,
     7.50%, 06/01/27, Gold Pool
     #D80669............................      327,477      331,263
    Federal Home Loan Mortgage Corp.,
     6.00%, 10/01/27, Gold Pool
     #D82901............................      667,254      674,969
    Federal Home Loan Mortgage Corp.,
     6.00%, 12/01/27, Gold Pool
     #C00583............................      297,875      280,561
    Federal Home Loan Mortgage Corp.,
     7.50%, 04/01/28, Gold Pool
     #C00612............................      645,450      607,933
    Federal Home Loan Mortgage Corp.,
     6.00%, 05/01/28, Gold Pool
     #C00614............................      130,872      132,385
    Federal Home Loan Mortgage Corp.,
     6.00%, 05/01/28, Gold Pool
     #D89955............................      466,657      439,533
    Federal Home Loan Mortgage Corp.,
     6.00%, 05/01/28, Gold Pool
     #D89506............................      476,909      449,189
    Federal Home Loan Mortgage Corp.,
     6.00%, 07/01/28, Gold Pool
     #C12759............................      499,789      470,739
    Federal Home Loan Mortgage Corp.,
     6.00%, 07/01/28, Gold Pool
     #C00635............................      973,706      917,109
    Federal Home Loan Mortgage Corp.,
     6.00%, 08/01/28, Gold Pool
     #C13742............................       67,107       63,207
    Federal Home Loan Mortgage Corp.,
     6.00%, 10/01/28, Gold Pool
     #C16785............................       56,509       53,224
    Federal Home Loan Mortgage Corp.,
     7.50%, 10/01/28, Gold Pool
     #C16855............................      876,701      825,743
    Federal Home Loan Mortgage Corp.,
     6.00%, 12/01/28, Gold Pool
     #C19286............................       30,614       30,968
    Federal Home Loan Mortgage Corp.,
     6.00%, 01/01/29, Gold Pool
     #C00702............................    1,986,443    1,870,981
                                                       -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE
     CORPORATION (COST $15,587,889).....                15,126,155
                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (28.2%)
    Federal National Mortgage Assoc.,
     6.50%, 11/01/03, Pool #356437......       67,424       66,749
    Federal National Mortgage Assoc.,
     6.50%, 01/01/04, Pool #359915......      250,867      248,358
    Federal National Mortgage Assoc.,
     6.50%, 09/01/04, Pool #393759......      260,149      257,547
    Federal National Mortgage Assoc.,
     6.50%, 10/01/04, Pool #398370......      353,406      349,872
    Federal National Mortgage Assoc.,
     6.00%, 09/01/10, Pool #250376......       75,925       73,291
    Federal National Mortgage Assoc.,
     6.00%, 04/01/11, Pool #339774......       82,839       79,966
    Federal National Mortgage Assoc.,
     6.00%, 03/01/13, Pool #419336......      795,940      768,331
    Federal National Mortgage Assoc.,
     6.00%, 03/01/13, Pool #379876......       91,771       88,588
    Federal National Mortgage Assoc.,
     6.00%, 04/01/13, Pool #411502......      864,525      834,537
    Federal National Mortgage Assoc.,
     6.00%, 04/01/13, Pool #425916......    1,360,842    1,313,638
    Federal National Mortgage Assoc.,
     6.00%, 05/01/13, Pool #429019......      903,341      872,006
    Federal National Mortgage Assoc.,
     6.00%, 06/01/13, Pool #426763......      729,705      704,394
    Federal National Mortgage Assoc.,
     6.00%, 09/01/13, Pool #439280......       79,434       76,679
    Federal National Mortgage Assoc.,
     6.00%, 09/01/13, Pool #440197......      493,761      476,633
    Federal National Mortgage Assoc.,
     6.00%, 09/01/13, Pool #439280......      247,282      238,704
    Federal National Mortgage Assoc.,
     6.00%, 09/01/13, Pool #440240......      476,074      459,560
    Federal National Mortgage Assoc.,
     6.00%, 10/01/13, Pool #436691......      371,495      358,609
    Federal National Mortgage Assoc.,
     6.00%, 01/01/14, Pool #459015......      197,631      190,775
    Federal National Mortgage Assoc.,
     6.00%, 01/01/14, Pool #480977......      283,689      273,848
    Federal National Mortgage Assoc.,
     6.00%, 02/01/14, Pool #440778......      484,968      468,146
    Federal National Mortgage Assoc.,
     6.50%, 05/01/26, Pool #345964......      159,116      153,597
    Federal National Mortgage Assoc.,
     6.50%, 08/01/27, Pool #378287......      434,190      419,129

    The accompanying notes are an integral part of the financial statements.
                                                                              33
                                                                ----------------

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                           SHARES OR
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(CONTINUED)
    Federal National Mortgage Assoc.,
     6.50%, 11/01/27, Pool #397998......  $   802,709  $   774,865
    Federal National Mortgage Assoc.,
     6.50%, 04/01/28, Pool #421090......       22,331       21,556
    Federal National Mortgage Assoc.,
     6.50%, 04/01/28, Pool #419955......      421,258      406,645
    Federal National Mortgage Assoc.,
     6.50%, 05/01/28, Pool #425761......      958,805      925,546
    Federal National Mortgage Assoc.,
     6.50%, 05/01/28, Pool #426090......       23,793       22,968
    Federal National Mortgage Assoc.,
     6.50%, 06/01/28, Pool #427634......    1,590,164    1,535,005
    Federal National Mortgage Assoc.,
     6.50%, 07/01/28, Pool #251813......      895,351      864,294
    Federal National Mortgage Assoc.,
     6.50%, 10/01/28, Pool #446616......      339,215      327,448
    Federal National Mortgage Assoc.,
     6.50%, 10/01/28, Pool #447986......      620,860      599,324
    Federal National Mortgage Assoc.,
     6.50%, 12/01/28, Pool #252255......      793,349      765,830
    Federal National Mortgage Assoc.,
     6.50%, 12/01/28, Pool #456699......      194,178      187,443
    Federal National Mortgage Assoc.,
     6.50%, 02/01/29, Pool #483395......    1,006,112      971,213
    Federal National Mortgage Assoc.,
     6.50%, 04/01/29, Pool #483944......      499,033      481,723
    Federal National Mortgage Assoc.,
     6.50%, 12/01/99, Pool #303111......       83,721       82,884
                                                       -----------
    TOTAL FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (COST $17,241,622).....                16,739,701
                                                       -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (37.3%)
    Government National Mortgage Assoc.,
     7.00%, 10/15/07, Pool #297658......       62,031       62,419
    Government National Mortgage Assoc.,
     7.00%, 07/15/08, Pool #266910......       29,324       29,507
    Government National Mortgage Assoc.,
     6.00%, 02/15/09, Pool #335278......       94,794       91,595
    Government National Mortgage Assoc.,
     7.00%, 09/15/09, Pool #380616......      200,319      201,571
    Government National Mortgage Assoc.,
     7.00%, 07/15/10, Pool #780193......      635,004      639,370
    Government National Mortgage Assoc.,
     7.00%, 10/15/10, Pool #377618......      280,288      282,040
    Government National Mortgage Assoc.,
     7.00%, 02/15/11, Pool #292339......      364,338      366,615
    Government National Mortgage Assoc.,
     6.00%, 05/15/11, Pool #412601......       41,785       40,374
    Government National Mortgage Assoc.,
     6.00%, 06/15/11, Pool #424501......      164,001      158,466
    Government National Mortgage Assoc.,
     7.00%, 06/15/11, Pool #347186......      314,381      316,346
    Government National Mortgage Assoc.,
     6.00%, 01/15/13, Pool #407233......      759,634      733,997
    Government National Mortgage Assoc.,
     6.00%, 02/15/13, Pool #460756......      606,054      585,599
    Government National Mortgage Assoc.,
     6.00%, 01/15/24, Pool #345932......      153,984      144,023
    Government National Mortgage Assoc.,
     6.00%, 01/15/24, Pool #376364......      436,182      407,966
    Government National Mortgage Assoc.,
     6.00%, 05/15/24, Pool #352981......      183,823      171,932
    Government National Mortgage Assoc.,
     7.00%, 09/15/25, Pool #410280......       82,626       81,568
    Government National Mortgage Assoc.,
     9.00%, 09/15/25, Pool #405492......      431,542      457,974
    Government National Mortgage Assoc.,
     6.00%, 01/15/26, Pool #780312......      516,845      483,734
    Government National Mortgage Assoc.,
     7.00%, 02/15/26, Pool #347156......       40,934       40,410
    Government National Mortgage Assoc.,
     6.00%, 03/15/26, Pool #426301......       24,112       22,553
    Government National Mortgage Assoc.,
     7.00%, 06/15/26, Pool #780518......       22,035       21,767
    Government National Mortgage Assoc.,
     8.00%, 06/15/26, Pool #428867......      349,538      359,041
    Government National Mortgage Assoc.,
     8.00%, 07/15/26, Pool #432905......       73,361       75,355
    Government National Mortgage Assoc.,
     8.00%, 08/15/26, Pool #419634......       31,030       31,873
    Government National Mortgage Assoc.,
     8.00%, 08/15/26, Pool #421763......      166,054      170,568
    Government National Mortgage Assoc.,
     8.00%, 09/15/26, Pool #398884......      541,257      555,972
    Government National Mortgage Assoc.,
     8.00%, 11/15/26, Pool #415657......      142,515      146,389
    Government National Mortgage Assoc.,
     8.00%, 11/15/26, Pool #442131......      245,277      251,945
    Government National Mortgage Assoc.,
     8.00%, 11/15/26, Pool #438875......      270,221      277,567
    Government National Mortgage Assoc.,
     7.00%, 12/15/26, Pool #442642......      161,479      159,410
    Government National Mortgage Assoc.,
     8.00%, 12/15/26, Pool #437256......       55,349       56,854
    Government National Mortgage Assoc.,
     8.00%, 12/15/26, Pool #442190......      328,960      337,904
    Government National Mortgage Assoc.,
     8.00%, 01/15/27, Pool #780497......      659,517      677,860
    Government National Mortgage Assoc.,
     8.00%, 01/15/27, Pool #444261......       39,926       41,012
    Government National Mortgage Assoc.,
     8.00%, 02/15/27, Pool #436363......      491,425      504,786
    Government National Mortgage Assoc.,
     9.00%, 03/15/27, Pool #399193......        9,927       10,535
    Government National Mortgage Assoc.,
     8.00%, 06/15/27, Pool #447202......       59,608       61,228
    Government National Mortgage Assoc.,
     8.00%, 08/15/27, Pool #455387......      138,207      141,964
    Government National Mortgage Assoc.,
     7.00%, 12/15/27, Pool #460653......       32,090       31,679
    Government National Mortgage Assoc.,
     7.00%, 12/15/27, Pool #443779......      519,923      513,262
    Government National Mortgage Assoc.,
     7.00%, 01/15/28, Pool #460690......      374,340      369,544

    The accompanying notes are an integral part of the financial statements.
34
----------------

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                                           SHARES OR
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(CONTINUED)
    Government National Mortgage Assoc.,
     7.00%, 01/15/28, Pool #463365......  $   398,142  $   393,041
    Government National Mortgage Assoc.,
     7.00%, 01/15/28, Pool #458763......      293,164      289,408
    Government National Mortgage Assoc.,
     7.00%, 02/15/28, Pool #433595......      440,881      435,233
    Government National Mortgage Assoc.,
     6.00%, 04/15/28, Pool #452780......      380,724      356,096
    Government National Mortgage Assoc.,
     6.00%, 04/15/28, Pool #473500......      245,662      229,770
    Government National Mortgage Assoc.,
     6.00%, 04/15/28, Pool #433722......      354,821      331,869
    Government National Mortgage Assoc.,
     6.00%, 05/15/28, Pool #465359......      451,505      422,298
    Government National Mortgage Assoc.,
     7.00%, 05/15/28, Pool #475480......      870,158      859,009
    Government National Mortgage Assoc.,
     6.00%, 06/15/28, Pool #449548......      488,907      457,280
    Government National Mortgage Assoc.,
     6.00%, 06/15/28, Pool #476330......       37,570       35,140
    Government National Mortgage Assoc.,
     7.00%, 07/15/28, Pool #464696......      625,468      617,454
    Government National Mortgage Assoc.,
     9.00%, 08/15/28, Pool #473752......      498,738      529,286
    Government National Mortgage Assoc.,
     6.00%, 09/15/28, Pool #433994......       85,921       80,417
    Government National Mortgage Assoc.,
     6.00%, 09/15/28, Pool #780864......      508,917      475,996
    Government National Mortgage Assoc.,
     6.00%, 09/15/28, Pool #457821......      465,241      435,146
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool #465564......      367,813      344,020
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool #484473......      469,909      439,512
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool #490686......      457,965      428,341
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool #467286......      487,420      455,890
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool #475620......    1,130,571    1,057,437
    Government National Mortgage Assoc.,
     7.00%, 12/15/28, Pool #472893......      479,852      473,704
    Government National Mortgage Assoc.,
     7.00%, 12/15/28, Pool #491307......      727,436      718,116
    Government National Mortgage Assoc.,
     7.00%, 12/15/28, Pool #426720......      339,613      335,262
    Government National Mortgage Assoc.,
     7.00%, 01/15/29, Pool #467844......      495,669      489,319
    Government National Mortgage Assoc.,
     8.00%, 01/15/29, Pool #495502......      426,586      438,183
    Government National Mortgage Assoc.,
     6.00%, 03/15/29, Pool #459014......      378,806      354,302
    Government National Mortgage Assoc.,
     6.00%, 03/15/29, Pool #466453......      532,724      498,264
                                                       -----------
    TOTAL GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION (COST $22,773,333).....                22,094,367
                                                       -----------
MONEY MARKET FUND (0.1%)
    Bank of New York Cash Reserve.......       38,672       38,672
                                                       -----------
    TOTAL MONEY MARKET FUND (COST
     $38,672)...........................                    38,672
                                                       -----------
    TOTAL INVESTMENTS (COST $60,616,516)
     (+)-- 99.5%........................                58,973,895
    OTHER ASSETS IN EXCESS OF
     LIABILITIES 0.5%...................                   299,187
                                                       -----------
    TOTAL NET ASSETS -- 100.0%..........               $59,273,082
                                                       -----------
                                                       -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $       617
Unrealized depreciation ..........................   (1,643,238)
                                                    -----------
Net unrealized depreciation ......................  $(1,642,621)
                                                    -----------
                                                    -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              35
                                                                ----------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1999

                                     HIGH      EMERGING
                                    YIELD       MARKETS
                                     FUND          FUND
-------------------------------------------------------
ASSETS:
  Investments, at market
    value (1)............  $1,762,569,508  $140,757,338
  Interest and dividends
    receivable...........      36,383,269     3,860,251
  Receivable for capital
    shares sold..........      20,513,675       208,058
  Receivable for
    investment securities
    sold.................       4,403,219     8,337,247
  Deferred organization
    expenses.............              --            --
  Net unrealized
    appreciation on
    forward foreign
    currency contracts
    (Note 2).............       2,885,589            --
  Prepaid expenses and
    other assets.........          49,591         5,008
                           --------------  ------------
    Total Assets.........   1,826,804,851   153,167,902
                           --------------  ------------
LIABILITIES:
  Dividends payable......       4,137,532     1,898,247
  Payable for investment
    securities
    purchased............      18,562,574     7,142,982
  Payable for capital
    shares redeemed......       5,725,215            --
  Investment advisory
    fees payable.........       1,025,021            --
  Custody fees payable...          69,674        47,151
  Professional fees
    payable..............          18,223        38,593
  Administration fees
    payable..............         103,461        23,344
  Transfer agent fees
    payable..............          34,081        10,906
  Fund accounting fees
    payable..............           1,250         2,500
  Other payables and
    accrued expenses.....         125,231         9,804
                           --------------  ------------
    Total Liabilities....      29,802,262     9,173,527
                           --------------  ------------
NET ASSETS:..............  $1,797,002,589  $143,994,375
                           --------------  ------------
                           --------------  ------------
Net Assets consist of:
  Shares of capital
    stock, $0.001 par
    value per share......  $      185,924  $     16,745
  Additional paid-in
    capital..............   1,868,164,689   209,155,774
  Distributions in excess
    of net investment
    income...............      (1,435,436)   (2,210,458)
  Accumulated
    undistributed net
    investment income....              --            --
  Accumulated
    undistributed net
    realized gains (loss)
    on investments and
    foreign currency
    transactions.........       6,355,310   (43,425,873)
  Net unrealized
    depreciation of
    investments and
    foreign currency
    transactions.........     (76,267,898)  (19,541,813)
                           --------------  ------------
  NET ASSETS.............  $1,797,002,589  $143,994,375
                           --------------  ------------
                           --------------  ------------
SELECT SHARES:
  NET ASSETS.............  $1,797,002,589  $143,994,375
                           --------------  ------------
                           --------------  ------------
  SHARES OF CAPITAL STOCK
    OUTSTANDING..........     185,924,370    16,744,993
                           --------------  ------------
                           --------------  ------------
  NET ASSET VALUE
    (OFFERING AND
    REDEMPTION PRICE PER
    SHARE)...............           $9.67         $8.60
                           --------------  ------------
                           --------------  ------------
  (1) Investments at
    cost.................  $1,841,707,422  $160,299,151

    The accompanying notes are an integral part of the financial statements.
36
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
          STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1999

                            LATIN AMERICA       NEW YORK     CALIFORNIA       NATIONAL    U.S. GOVERNMENT        MORTGAGE
                                   EQUITY      MUNICIPAL      MUNICIPAL      MUNICIPAL         SECURITIES      SECURITIES
                                     FUND           FUND           FUND           FUND               FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market
    value (1)............    $ 18,987,320   $ 72,971,524   $ 14,477,501   $ 21,618,417      $  43,471,537   $  58,973,895
  Interest and dividends
    receivable...........         131,050      1,070,845        178,827        198,605            681,333         301,211
  Receivable for capital
    shares sold..........              --        500,000             --             --              9,804          75,000
  Receivable for
    investment securities
    sold.................       1,102,952             --             --        224,828                 --              --
  Deferred organization
    expenses.............          13,461          4,968         23,835         22,049             12,848          12,848
  Net unrealized
    appreciation on
    forward foreign
    currency contracts
    (Note 2).............              --             --             --             --                 --              --
  Prepaid expenses and
    other assets.........           9,144         20,670          6,329          6,340              9,539          10,843
                           --------------   ------------   ------------   ------------   ----------------   -------------
    Total Assets.........      20,243,927     74,568,007     14,686,492     22,070,239         44,185,061      59,373,797
                           --------------   ------------   ------------   ------------   ----------------   -------------
LIABILITIES:
  Dividends payable......              --         35,719          9,727         13,726             21,792          39,280
  Payable for investment
    securities
    purchased............         874,578        741,223             --      1,308,679                 --              --
  Payable for capital
    shares redeemed......              --             --             --             --             80,000          21,000
  Investment advisory
    fees payable.........              --         14,836          1,234          2,008              5,504          10,007
  Custody fees payable...          44,029          2,520            155            816                495             978
  Professional fees
    payable..............          35,210         15,151         10,446          8,476             13,215          13,351
  Administration fees
    payable..............           1,145          5,759             --          1,650              3,172           4,521
  Transfer agent fees
    payable..............           3,880          4,643          2,418          2,530              2,600           2,850
  Fund accounting fees
    payable..............              --          1,250             --             --              1,250           1,250
  Other payables and
    accrued expenses.....           3,384          7,385          3,420          3,638              4,377           7,478
                           --------------   ------------   ------------   ------------   ----------------   -------------
    Total Liabilities....         962,226        828,486         27,400      1,341,523            132,405         100,715
                           --------------   ------------   ------------   ------------   ----------------   -------------
NET ASSETS:..............    $ 19,281,701   $ 73,739,521   $ 14,659,092   $ 20,728,716      $  44,052,656   $  59,273,082
                           --------------   ------------   ------------   ------------   ----------------   -------------
                           --------------   ------------   ------------   ------------   ----------------   -------------
Net Assets consist of:
  Shares of capital
    stock, $0.001 par
    value per share......    $      2,230   $      7,032   $      1,430   $      2,043      $       4,421   $       5,988
  Additional paid-in
    capital..............      37,761,982     74,247,755     14,867,176     20,916,729         45,818,573      60,954,152
  Distributions in excess
    of net investment
    income...............              --             --             --             --                 --              --
  Accumulated
    undistributed net
    investment income....         227,185             --             --             --                 --
  Accumulated
    undistributed net
    realized gains (loss)
    on investments and
    foreign currency
    transactions.........     (17,564,367)        23,641         17,587         (9,084)          (564,968)        (44,437)
  Net unrealized
    depreciation of
    investments and
    foreign currency
    transactions.........      (1,145,329)      (538,907)      (227,101)      (180,972)        (1,205,370)     (1,642,621)
                           --------------   ------------   ------------   ------------   ----------------   -------------
  NET ASSETS.............    $ 19,281,701   $ 73,739,521   $ 14,659,092   $ 20,728,716      $  44,052,656   $  59,273,082
                           --------------   ------------   ------------   ------------   ----------------   -------------
                           --------------   ------------   ------------   ------------   ----------------   -------------
SELECT SHARES:
  NET ASSETS.............    $ 19,281,701   $ 73,739,521   $ 14,659,092   $ 20,728,716      $  44,052,656   $  59,273,082
                           --------------   ------------   ------------   ------------   ----------------   -------------
                           --------------   ------------   ------------   ------------   ----------------   -------------
  SHARES OF CAPITAL STOCK
    OUTSTANDING..........       2,230,024      7,032,413      1,429,691      2,043,137          4,420,974       5,987,589
                           --------------   ------------   ------------   ------------   ----------------   -------------
                           --------------   ------------   ------------   ------------   ----------------   -------------
  NET ASSET VALUE
    (OFFERING AND
    REDEMPTION PRICE PER
    SHARE)...............           $8.65         $10.49         $10.25         $10.15              $9.96           $9.90
                           --------------   ------------   ------------   ------------   ----------------   -------------
                           --------------   ------------   ------------   ------------   ----------------   -------------
  (1) Investments at
    cost.................    $ 20,101,776   $ 73,510,431   $ 14,704,602   $ 21,799,389      $  44,676,907   $  60,616,516

    The accompanying notes are an integral part of the financial statements.
                                                                              37
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                   HIGH      EMERGING
                                  YIELD       MARKETS
                                   FUND          FUND
-----------------------------------------------------
INVESTMENT INCOME:
  Interest...............  $ 85,362,795  $  9,312,381
  Dividends (2)..........       695,072            --
                           ------------  ------------
    Total income.........    86,057,867     9,312,381
                           ------------  ------------
EXPENSES:
  Advisory...............     6,235,806       623,682
  Administration.........       626,395        86,623
  Amortization of
    organization
    expenses.............            --            --
  Custody................       137,440         9,965
  Fund accounting........         7,500         7,500
  Professional...........        62,560        41,753
  Transfer agent and
    shareholder servicing
    fees.................        68,636        20,269
  Miscellaneous..........       172,227         9,900
                           ------------  ------------
    Total expenses before
waivers/reimbursements...     7,310,564       799,692
    Less expenses
     waived/reimbursed...            --       (20,790)
                           ------------  ------------
    Net expenses.........     7,310,564       778,902
                           ------------  ------------
NET INVESTMENT INCOME....    78,747,303     8,533,479
                           ------------  ------------
REALIZED AND UNREALIZED
  GAINS (LOSS) ON
  INVESTMENTS:
  Net realized gains
    (loss) on investment
    and foreign currency
    transactions.........     6,418,208   (15,543,848)
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments..........   (55,293,910)   20,355,555
  Net change in
    unrealized
    appreciation
    (depreciation) of
    foreign currency
    transactions.........     2,933,998            --
                           ------------  ------------
Net realized and
  unrealized gains (loss)
  on investments.........   (45,941,704)    4,811,707
                           ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS........  $ 32,805,599  $ 13,345,186
                           ------------  ------------
                           ------------  ------------
(2) Foreign witholding
  tax....................  $         --  $         --

    The accompanying notes are an integral part of the financial statements.
38
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                            LATIN AMERICA      NEW YORK   CALIFORNIA     NATIONAL    U.S. GOVERNMENT        MORTGAGE
                                   EQUITY     MUNICIPAL    MUNICIPAL    MUNICIPAL         SECURITIES      SECURITIES
                                     FUND          FUND         FUND         FUND               FUND            FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............   $       4,971   $ 1,630,886   $  263,363    $ 521,444      $     983,904   $   1,806,923
  Dividends (2)..........         254,602           854        2,678        1,099              1,223           2,041
                           --------------   -----------   ----------   ----------   ----------------   -------------
    Total income.........         259,573     1,631,740      266,041      522,543            985,127       1,808,964
                           --------------   -----------   ----------   ----------   ----------------   -------------
EXPENSES:
  Advisory...............          82,578       126,279       21,770       42,382             67,532         100,544
  Administration.........          10,322        45,100        7,775       15,136             24,119          35,908
  Amortization of
    organization
    expenses.............           2,896         3,258        4,163        3,258              2,172           2,172
  Custody................         (14,787)        5,825          759        2,555              2,619           3,438
  Fund accounting........           7,500         7,500        7,500        7,500              7,500           7,500
  Professional...........          32,203        15,888        9,711       10,497             13,276          13,646
  Transfer agent and
    shareholder servicing
    fees.................           9,000         9,000        9,000        9,000              9,000           9,000
  Miscellaneous..........           8,160        13,954        6,757        8,032              9,401          16,256
                           --------------   -----------   ----------   ----------   ----------------   -------------
    Total expenses before
waivers/reimbursements...         137,872       226,804       67,435       98,360            135,619         188,464
    Less expenses
     waived/reimbursed...         (18,508)      (46,405)     (36,383)     (37,815)           (39,145)        (44,830)
                           --------------   -----------   ----------   ----------   ----------------   -------------
    Net expenses.........         119,364       180,399       31,052       60,545             96,474         143,634
                           --------------   -----------   ----------   ----------   ----------------   -------------
NET INVESTMENT INCOME....         140,209     1,451,341      234,989      461,998            888,653       1,665,330
                           --------------   -----------   ----------   ----------   ----------------   -------------
REALIZED AND UNREALIZED
  GAINS (LOSS) ON
  INVESTMENTS:
  Net realized gains
    (loss) on investment
    and foreign currency
    transactions.........      (2,967,359)       23,641       17,587       (9,084)          (583,063)        (46,132)
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments..........       5,630,330    (2,395,168)    (411,081)    (530,348)        (1,246,804)     (2,104,242)
  Net change in
    unrealized
    appreciation
    (depreciation) of
    foreign currency
    transactions.........         (24,433)           --           --           --                 --              --
                           --------------   -----------   ----------   ----------   ----------------   -------------
Net realized and
  unrealized gains (loss)
  on investments.........       2,638,538    (2,371,527)    (393,494)    (539,432)        (1,829,867)     (2,150,374)
                           --------------   -----------   ----------   ----------   ----------------   -------------
INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS........   $   2,778,747   $  (920,186)  $ (158,505)   $ (77,434)     $    (941,214)  $    (485,044)
                           --------------   -----------   ----------   ----------   ----------------   -------------
                           --------------   -----------   ----------   ----------   ----------------   -------------
(2) Foreign witholding
  tax....................   $      31,553   $        --   $       --    $      --      $          --   $          --

    The accompanying notes are an integral part of the financial statements.
                                                                              39
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                    HIGH YIELD FUND
                           ---------------------------------
                               FOR THE SIX
                                    MONTHS      FOR THE YEAR
                                     ENDED             ENDED
                             JUNE 30, 1999      DECEMBER 31,
                               (UNAUDITED)              1998
------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
OPERATIONS:
  Net investment
    income...............  $    78,747,303   $   137,392,018
  Net realized gains
    (loss) on investment
    and foreign currency
    transactions.........        6,418,208          (903,338)
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    foreign currency
    transactions.........      (52,359,912)      (75,066,948)
                           ---------------   ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       32,805,599        61,421,732
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............      (78,747,303)     (137,392,018)
  Excess of net
    investment income....               --                --
  Net realized gains.....               --                --
  Excess of net realized
    gains................               --                --
                           ---------------   ---------------
  Total dividends and
    distributions to
    shareholders.........      (78,747,303)     (137,392,018)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    issued...............      343,862,555       769,293,164
  Dividends reinvested...       53,315,912        95,379,400
  Cost of shares
    redeemed.............     (293,863,401)     (395,641,025)
                           ---------------   ---------------
  Net increase (decrease)
    in net assets from
    capital share
    transactions.........      103,315,066       469,031,539
                           ---------------   ---------------
  Total increase
    (decrease) in net
    assets...............       57,373,362       393,061,253
NET ASSETS:
  Beginning of period....    1,739,629,227     1,346,567,974
                           ---------------   ---------------
  End of Period..........  $ 1,797,002,589   $ 1,739,629,227
                           ---------------   ---------------
                           ---------------   ---------------

                               CALIFORNIA MUNICIPAL FUND
                           ----------------------------------
                                FOR THE SIX
                                     MONTHS      FOR THE YEAR
                                      ENDED             ENDED
                              JUNE 30, 1998      DECEMBER 31,
                                (UNAUDITED)              1998
-------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
OPERATIONS:
  Net investment
    income...............  $        234,989  $        318,365
  Net realized gains
    (loss) on investment
    and foreign currency
    transactions.........            17,587            39,740
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    foreign currency
    transactions.........          (411,081)          108,350
                           ----------------  ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........          (158,505)          466,455
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............          (234,989)         (318,365)
  Excess of net
    investment income....                --            (9,756)
  Net realized gains.....                --           (39,704)
  Excess of net realized
    gains................                --                --
                           ----------------  ----------------
  Total dividends and
    distributions to
    shareholders.........          (234,989)         (367,825)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    issued...............         4,041,454         8,055,789
  Dividends reinvested...           178,789           297,972
  Cost of shares
    redeemed.............          (233,500)       (2,178,623)
                           ----------------  ----------------
  Net increase (decrease)
    in net assets from
    capital share
    transactions.........         3,986,743         6,175,138
                           ----------------  ----------------
  Total increase
    (decrease) in net
    assets...............         3,593,249         6,273,768
NET ASSETS:
  Beginning of period....        11,065,843         4,792,075
                           ----------------  ----------------
  End of Period..........  $     14,659,092  $     11,065,843
                           ----------------  ----------------
                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.
40
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                EMERGING MARKETS FUND           LATIN AMERICA EQUITY FUND          NEW YORK MUNICIPAL FUND
                           -------------------------------   --------------------------------  --------------------------------
                              FOR THE SIX                        FOR THE SIX                       FOR THE SIX
                                   MONTHS     FOR THE YEAR            MONTHS     FOR THE YEAR           MONTHS     FOR THE YEAR
                                    ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                            JUNE 30, 1999     DECEMBER 31,     JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,
                              (UNAUDITED)             1998       (UNAUDITED)             1998      (UNAUDITED)             1998
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
OPERATIONS:
  Net investment
    income...............  $    8,533,479   $   23,350,270   $       140,209  $       935,060  $     1,451,341  $     2,333,812
  Net realized gains
    (loss) on investment
    and foreign currency
    transactions.........     (15,543,848)     (26,279,756)       (2,967,359)     (12,397,589)          23,641          358,577
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    foreign currency
    transactions.........      20,355,555      (39,570,678)        5,605,897      (11,258,757)      (2,395,168)         668,521
                           --------------   --------------   ---------------  ---------------  ---------------  ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      13,345,186      (42,500,164)        2,778,747      (22,721,286)        (920,186)       3,360,910
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............      (8,533,479)     (22,781,139)               --         (773,732)      (1,451,341)      (2,333,812)
  Excess of net
    investment income....              --               --                --               --               --           (9,835)
  Net realized gains.....              --               --                --          (40,064)              --         (358,577)
  Excess of net realized
    gains................              --         (625,832)               --               --               --          (14,521)
                           --------------   --------------   ---------------  ---------------  ---------------  ---------------
  Total dividends and
    distributions to
    shareholders.........      (8,533,479)     (23,976,102)               --         (813,796)      (1,451,341)      (2,716,745)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    issued...............      22,858,357      101,711,812         2,550,187        6,292,203       15,544,745       46,233,943
  Dividends reinvested...       4,637,038       16,044,606                --          445,995        1,236,329        2,328,952
  Cost of shares
    redeemed.............     (37,218,239)    (113,151,233)       (2,403,365)     (21,899,202)      (8,462,972)     (23,459,800)
                           --------------   --------------   ---------------  ---------------  ---------------  ---------------
  Net increase (decrease)
    in net assets from
    capital share
    transactions.........      (9,722,844)       4,605,185           146,822      (15,161,004)       8,318,102       25,103,095
                           --------------   --------------   ---------------  ---------------  ---------------  ---------------
  Total increase
    (decrease) in net
    assets...............      (4,911,137)     (61,871,081)        2,925,569      (38,696,086)       5,946,575       25,747,260
NET ASSETS:
  Beginning of period....     148,905,512      210,776,593        16,356,132       55,052,218       67,792,946       42,045,686
                           --------------   --------------   ---------------  ---------------  ---------------  ---------------
  End of Period..........  $  143,994,375   $  148,905,512   $    19,281,701  $    16,356,132  $    73,739,521  $    67,792,946
                           --------------   --------------   ---------------  ---------------  ---------------  ---------------
                           --------------   --------------   ---------------  ---------------  ---------------  ---------------

                                NATIONAL MUNICIPAL FUND        U.S. GOVERNMENT SECURITIES FUND       MORTGAGE SECURITIES FUND
                           ----------------------------------  --------------------------------  --------------------------------
                                FOR THE SIX                        FOR THE SIX                       FOR THE SIX
                                     MONTHS      FOR THE YEAR           MONTHS     FOR THE YEAR           MONTHS     FOR THE YEAR
                                      ENDED             ENDED            ENDED            ENDED            ENDED            ENDED
                              JUNE 30, 1999      DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,
                                (UNAUDITED)              1998      (UNAUDITED)             1998      (UNAUDITED)             1998
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
OPERATIONS:
  Net investment
    income...............  $        461,998  $        545,835  $       888,653  $       881,214  $     1,665,330  $     1,966,420
  Net realized gains
    (loss) on investment
    and foreign currency
    transactions.........            (9,084)          119,562         (583,063)         705,098          (46,132)          55,332
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    foreign currency
    transactions.........          (530,348)          307,333       (1,246,804)          10,941       (2,104,242)         379,496
                           ----------------  ----------------  ---------------  ---------------  ---------------  ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........           (77,434)          972,730         (941,214)       1,597,253         (485,044)       2,401,248
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............          (461,998)         (545,835)        (888,653)        (881,214)      (1,665,330)      (1,966,420)
  Excess of net
    investment income....                --            (6,615)              --           (4,391)              --          (21,491)
  Net realized gains.....                --          (122,483)              --         (690,853)              --          (55,332)
  Excess of net realized
    gains................                --                --               --               --               --          (27,956)
                           ----------------  ----------------  ---------------  ---------------  ---------------  ---------------
  Total dividends and
    distributions to
    shareholders.........          (461,998)         (674,933)        (888,653)      (1,576,458)      (1,665,330)      (2,071,199)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    issued...............         8,186,186        31,253,540       10,759,867       39,744,486        8,153,028       38,457,330
  Dividends reinvested...           343,483           630,967          771,069        1,476,753        1,432,599        1,911,337
  Cost of shares
    redeemed.............       (16,996,022)       (5,252,890)      (5,007,551)      (5,837,572)      (2,623,631)      (3,274,675)
                           ----------------  ----------------  ---------------  ---------------  ---------------  ---------------
  Net increase (decrease)
    in net assets from
    capital share
    transactions.........        (8,466,353)       26,631,617        6,523,385       35,383,667        6,961,996       37,093,992
                           ----------------  ----------------  ---------------  ---------------  ---------------  ---------------
  Total increase
    (decrease) in net
    assets...............        (9,005,785)       26,929,414        4,693,518       35,404,462        4,811,622       37,424,041
NET ASSETS:
  Beginning of period....        29,734,501         2,805,087       39,359,138        3,954,676       54,461,460       17,037,419
                           ----------------  ----------------  ---------------  ---------------  ---------------  ---------------
  End of Period..........  $     20,728,716  $     29,734,501  $    44,052,656  $    39,359,138  $    59,273,082  $    54,461,460
                           ----------------  ----------------  ---------------  ---------------  ---------------  ---------------
                           ----------------  ----------------  ---------------  ---------------  ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.
                                                                              41
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                                 SELECT SHARES(D)
                           ---------------------------------------------------------------------------------------------
                                     FOR THE
                                  SIX MONTHS       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                       ENDED              ENDED              ENDED              ENDED              ENDED
                               JUNE 30, 1999       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                 (UNAUDITED)               1998               1997               1996               1995
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $     9.91         $    10.34         $    10.15          $   9.92           $   9.25
                           -----------------   ----------------   ----------------       --------           --------
  Net investment
    income...............            0.43               0.88               0.87              0.89               0.90
  Net realized and
    unrealized gain
    (loss)...............           (0.24)             (0.43)              0.31              0.29               0.67
                           -----------------   ----------------   ----------------       --------           --------
  Total income (loss)
    from investment
    operations...........            0.19               0.45               1.18              1.18               1.57
                           -----------------   ----------------   ----------------       --------           --------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment
    income...............           (0.43)             (0.88)             (0.87)            (0.89)             (0.89)
  Net realized gains.....              --                 --              (0.12)            (0.06)             (0.01)
                           -----------------   ----------------   ----------------       --------           --------
Total dividends and
  distributions..........           (0.43)             (0.88)             (0.99)            (0.95)             (0.90)
                           -----------------   ----------------   ----------------       --------           --------
  Net change in net asset
    value per share......           (0.24)             (0.43)              0.19              0.23               0.67
                           -----------------   ----------------   ----------------       --------           --------
NET ASSET VALUE, END OF
  PERIOD.................      $     9.67         $     9.91         $    10.34          $  10.15           $   9.92
                           -----------------   ----------------   ----------------       --------           --------
                           -----------------   ----------------   ----------------       --------           --------
TOTAL RETURN (A).........           1.91%(b)           4.49%             12.09%            12.46%             17.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period
    (in thousands).......      $1,797,003         $1,739,622         $1,346,553          $851,720           $479,090
Ratios to average net
  assets:
  Expenses...............           0.81%(c)           0.84%**            0.87%**           0.98%**            1.05%**
  Net investment
    income...............           8.77%(c)           8.67%              8.46%             8.86%              9.38%
PORTFOLIO TURNOVER
  RATE...................             17%                36%                47%               41%                34%


                                                         ADVISOR SHARES
                              FOR THE PERIOD   -----------------------------------
                               FROM MARCH 2,            FOR THE            FOR THE
                               1994* THROUGH       PERIOD ENDED    PERIOD*** ENDED
                                DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                        1994               1998               1997
-------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....       $  10.00(e)         $10.34             $10.37
                                --------            ------             ------
  Net investment
    income...............           0.72              0.60               0.32
  Net realized and
    unrealized gain
    (loss)...............          (0.75)            (0.43)              0.09
                                --------            ------             ------
  Total income (loss)
    from investment
    operations...........          (0.03)             0.17               0.41
                                --------            ------             ------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment
    income...............          (0.72)            (0.60)             (0.32)
  Net realized gains.....             --                --              (0.12)
                                --------            ------             ------
Total dividends and
  distributions..........          (0.72)            (0.60)             (0.44)
                                --------            ------             ------
  Net change in net asset
    value per share......          (0.75)            (0.43)             (0.03)
                                --------            ------             ------
NET ASSET VALUE, END OF
  PERIOD.................       $   9.25            $ 9.91             $10.34
                                --------            ------             ------
                                --------            ------             ------
TOTAL RETURN (A).........         (0.27%)(b)         0.67%(b)           3.93%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period
    (in thousands).......       $222,317            $    7             $   15
Ratios to average net
  assets:
  Expenses...............          1.14%(c)**        0.93%(c)**         1.03%(c)**
  Net investment
    income...............          8.97%(c)          9.54%(c)           7.87%(c)
PORTFOLIO TURNOVER
  RATE...................            42%               36%                47%

                             EMERGING MARKETS FUND

                                                                  SELECT SHARES(D)
                           -----------------------------------------------------------------------------------------------
                            FOR THE SIX MONTHS       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                         ENDED              ENDED              ENDED              ENDED              ENDED
                                 JUNE 30, 1999       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                   (UNAUDITED)               1998               1997               1996               1995
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....        $   8.20            $  10.46           $  11.03           $   9.91           $   8.84
                                 --------            --------           --------           --------           --------
  Net investment
    income...............            0.51                0.99               1.15               1.00               0.90
  Net realized and
    unrealized gain
    (loss)...............            0.40               (2.23)                --               1.55               1.07
                                 --------            --------           --------           --------           --------
  Total income (loss)
    from investment
    operations...........            0.91               (1.24)              1.15               2.55               1.97
                                 --------            --------           --------           --------           --------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment
    income...............           (0.51)              (0.97)             (1.15)             (1.00)             (0.60)
  Excess of net
    investment income....              --                  --              (0.04)                --                 --
  Net realized gains.....              --                  --              (0.53)             (0.43)                --
  Excess of realized
    gains................              --               (0.03)                --                 --                 --
  Return of capital......              --               (0.02)                --                 --              (0.30)
                                 --------            --------           --------           --------           --------
Total dividends and
  distributions..........           (0.51)              (1.02)             (1.72)             (1.43)             (0.90)
                                 --------            --------           --------           --------           --------
  Net change in net asset
    value per share......            0.40               (2.26)             (0.57)              1.12               1.07
                                 --------            --------           --------           --------           --------
NET ASSET VALUE, END OF
  PERIOD.................        $   8.60            $   8.20           $  10.46           $  11.03           $   9.91
                                 --------            --------           --------           --------           --------
                                 --------            --------           --------           --------           --------
TOTAL RETURN(a)..........          11.23%(b)          (11.92%)            10.67%             26.56%             23.38%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    period (in
    thousands)...........        $143,994            $148,908           $210,777           $116,144           $ 49,250
Ratios to average net
  assets:
  Expenses**.............           1.12%(c)            1.10%              1.29%              1.16%              1.50%
  Net investment
    income...............          12.31%(c)           10.53%              9.49%              9.62%              9.97%
PORTFOLIO TURNOVER
  RATE...................             61%                 77%               179%               136%                60%


                                  FOR THE PERIOD
                                   FROM MARCH 8,
                                    1994*THROUGH
                               DECEMBER 31, 1994
-------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....         $  10.00(e)
                                  --------
  Net investment
    income...............             0.81
  Net realized and
    unrealized gain
    (loss)...............            (1.16)
                                  --------
  Total income (loss)
    from investment
    operations...........            (0.35)
                                  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment
    income...............            (0.81)
  Excess of net
    investment income....               --
  Net realized gains.....               --
  Excess of realized
    gains................               --
  Return of capital......               --
                                  --------
Total dividends and
  distributions..........            (0.81)
                                  --------
  Net change in net asset
    value per share......            (1.16)
                                  --------
NET ASSET VALUE, END OF
  PERIOD.................         $   8.84
                                  --------
                                  --------
TOTAL RETURN(a)..........           (3.82%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    period (in
    thousands)...........         $ 28,117
Ratios to average net
  assets:
  Expenses**.............            1.50%(c)
  Net investment
    income...............           10.39%(c)
PORTFOLIO TURNOVER
  RATE...................              47%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been higher.
***  Sales of Advisor Shares began on August 14, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of June 30, 1999 there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
42
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           LATIN AMERICA EQUITY FUND

                                                       SELECT SHARES(d)
                           -------------------------------------------------------------------------      ADVISOR SHARES
                             FOR THE SIX      FOR THE YEAR       FOR THE YEAR    FOR THE PERIOD FROM   ---------------------
                            MONTHS ENDED             ENDED              ENDED     FEBRUARY 13, 1996*                 FOR THE
                           JUNE 30, 1999      DECEMBER 31,       DECEMBER 31,                THROUGH        PERIOD *** ENDED
                             (UNAUDITED)              1998               1997      DECEMBER 31, 1996       DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  7.34      $     14.13            $ 11.66              $ 10.00(e)             $  15.11
                           -------------   ---------------        -------              -------                --------
  Net investment income
    (loss)...............        0.06             0.27               0.09                 0.20                   (0.21)
  Net realized and
    unrealized gain
    (loss)...............        1.25            (6.82)              2.74                 2.11                   (0.50)
                           -------------   ---------------        -------              -------                --------
  Total income (loss)
    from investment
    operations...........        1.31            (6.55)              2.83                 2.31                   (0.71)
                           -------------   ---------------        -------              -------                --------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment income
    (loss)...............          --            (0.23)             (0.09)               (0.20)                  (0.01)
  Excess of net
    investment income....          --               --              (0.02)                  --                      --
  Net realized gains.....          --            (0.01)             (0.25)               (0.45)                  (0.25)
                           -------------   ---------------        -------              -------                --------
Total dividends and
  distributions..........          --            (0.24)             (0.36)               (0.65)                  (0.26)
                           -------------   ---------------        -------              -------                --------
  Net change in net asset
    value per share......        1.31            (6.79)              2.47                 1.66                   (0.97)
                           -------------   ---------------        -------              -------                --------
NET ASSET VALUE, END OF
  PERIOD.................     $  8.65      $      7.34            $ 14.13              $ 11.66                $  14.14
                           -------------   ---------------        -------              -------                --------
                           -------------   ---------------        -------              -------                --------
TOTAL RETURN(a)..........      17.85%(b)       (46.96%)            24.22%               23.36%(b)               (4.64%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    period (in
    thousands)...........     $19,282      $    16,356            $55,034              $13,308                $     18
Ratios to average net
  assets
  Expenses**.............       1.45%(c)         1.97%              1.60%                2.00%(c)                1.73%(c)
  Net investment income
    (loss)...............       1.70%(c)         2.53%              0.26%                1.97%(c)               (0.73%)(c)
PORTFOLIO TURNOVER
  RATE...................         41%              53%                98%                 133%                     98%

                            NEW YORK MUNICIPAL FUND

                                                                    SELECT SHARES(d)
                           ---------------------------------------------------------------------------------------------------
                             FOR THE SIX       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR          FOR THE PERIOD FROM
                            MONTHS ENDED              ENDED              ENDED              ENDED       APRIL 3, 1995* THROUGH
                           JUNE 30, 1999       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,                 DECEMBER 31,
                             (UNAUDITED)               1998               1997               1996                         1995
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $ 10.82           $ 10.69            $ 10.40            $ 10.47                 $ 10.00(e)
                           -------------        -------            -------            -------                 -------
  Net investment
    income...............        0.21              0.44               0.46               0.44                    0.33
  Net realized and
    unrealized gain
    (loss)...............       (0.33)             0.19               0.34              (0.06)                   0.47
                           -------------        -------            -------            -------                 -------
  Total income (loss)
    from investment
    operations...........       (0.12)             0.63               0.80               0.38                    0.80
                           -------------        -------            -------            -------                 -------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment
    income...............       (0.21)            (0.44)             (0.46)             (0.44)                  (0.32)
  Net realized gains.....          --             (0.06)             (0.05)             (0.01)                  (0.01)
                           -------------        -------            -------            -------                 -------
Total dividends and
  distributions..........       (0.21)            (0.50)             (0.51)             (0.45)                  (0.33)
                           -------------        -------            -------            -------                 -------
  Net change in net asset
    value per share......       (0.33)             0.13               0.29              (0.07)                   0.47
                           -------------        -------            -------            -------                 -------
NET ASSET VALUE, END OF
  PERIOD.................     $ 10.49           $ 10.82            $ 10.69            $ 10.40                 $ 10.47
                           -------------        -------            -------            -------                 -------
                           -------------        -------            -------            -------                 -------
TOTAL RETURN(a)..........      (1.10%)(b)         6.03%              7.84%              3.72%                   8.13%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    period (in
    thousands)...........     $73,740           $67,793            $42,046            $20,158                 $12,516
Ratios to average net
  assets:
  Expenses**.............       0.50%(c)          0.50%              0.50%              0.55%                   0.54%(c)
  Net investment
    income...............       4.02%(c)          4.08%              4.22%              4.28%                   4.20%(c)
PORTFOLIO TURNOVER
  RATE...................         71%              132%               144%                33%                     35%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been higher.
***  Sales of Advisor Shares began on June 23, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of June 30, 1999 there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              43
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                                                                 SELECT SHARES(d)
                                     ------------------------------------------------------------------------
                                      FOR THE SIX MONTHS
                                                   ENDED            FOR THE YEAR          FOR THE PERIOD FROM
                                           JUNE 30, 1999                   ENDED       APRIL 2, 1997* THROUGH
                                             (UNAUDITED)       DECEMBER 31, 1998            DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................        $ 10.54                $ 10.37                    $10.00(e)
                                           -------                -------                    ------
  Net investment income............           0.20                   0.40                      0.33
  Net realized and unrealized
    gains..........................          (0.29)                  0.22                      0.38
                                           -------                -------                    ------
  Total income (loss) from
    investment operations..........          (0.09)                  0.62                      0.71
                                           -------                -------                    ------
LESS DIVIDENDS AND DISTRIBUTIONS
  FROM:
  Net investment income............          (0.20)                 (0.40)                    (0.33)
  Excess of net investment
    income.........................             --                  (0.01)                       --
  Net realized gains...............             --                  (0.04)                    (0.01)
                                           -------                -------                    ------
Total dividends and
  distributions....................          (0.20)                 (0.45)                    (0.34)
                                           -------                -------                    ------
  Net change in net asset value per
    share..........................          (0.29)                  0.17                      0.37
                                           -------                -------                    ------
NET ASSET VALUE, END OF PERIOD.....        $ 10.25                $ 10.54                    $10.37
                                           -------                -------                    ------
                                           -------                -------                    ------
TOTAL RETURN(a)....................         (0.92%)(b)              6.14%                     7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands).....................        $14,659                $11,066                    $4,792
Ratios to average net assets:
  Expenses**.......................          0.50%(c)               0.50%                     0.50%(c)
  Net investment income............          3.78%(c)               3.87%                     4.15%(c)
PORTFOLIO TURNOVER RATE............            23%                    51%                       41%

                            NATIONAL MUNICIPAL FUND

                                                                  SELECT SHARES(d)
                                     ---------------------------------------------------------------------------
                                      FOR THE SIX MONTHS
                                                   ENDED            FOR THE YEAR             FOR THE PERIOD FROM
                                           JUNE 30, 1999                   ENDED       OCTOBER 20, 1997* THROUGH
                                             (UNAUDITED)       DECEMBER 31, 1998               DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCES:
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................        $ 10.43                $ 10.19                      $10.00(e)
                                           -------                -------                      ------
  Net investment income............           0.19                   0.40                        0.08
  Net realized and unrealized
    gains..........................          (0.28)                  0.29                        0.19
                                           -------                -------                      ------
  Total income (loss) from
    investment operations..........          (0.09)                  0.69                        0.27
                                           -------                -------                      ------
LESS DIVIDENDS AND DISTRIBUTIONS
  FROM:
  Net investment income............          (0.19)                 (0.40)                      (0.08)
  Net realized gains...............             --                  (0.05)                         --
                                           -------                -------                      ------
Total dividends and
  distributions:...................          (0.19)                 (0.45)                      (0.08)
                                           -------                -------                      ------
  Net change in net asset value per
    share..........................          (0.28)                  0.24                        0.19
                                           -------                -------                      ------
NET ASSET VALUE, END OF PERIOD.....        $ 10.15                $ 10.43                      $10.19
                                           -------                -------                      ------
                                           -------                -------                      ------
TOTAL RETURN(a)....................         (0.85%)(b)              6.91%                       2.70%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands).....................        $20,729                $29,735                      $2,805
Ratios to average net assets
  Expenses**.......................          0.50%(c)               0.50%                       0.50%(c)
  Net Investment Income............          3.82%(c)               3.90%                       3.95%(c)
PORTFOLIO TURNOVER RATE............           262%                   226%                         46%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of June 30, 1999, there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
44
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           U.S. GOVERNMENT SECURITIES

                                                                SELECT SHARES(d)
                                     -----------------------------------------------------------------------
                                      FOR THE SIX MONTHS
                                                   ENDED            FOR THE YEAR         FOR THE PERIOD FROM
                                           JUNE 30, 1999                   ENDED       JULY 1, 1997* THROUGH
                                             (UNAUDITED)       DECEMBER 31, 1998           DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................        $ 10.46                $ 10.17                    $10.00(e)
                                           -------                -------                    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............           0.23                   0.50                      0.27
  Net realized and unrealized
    gains..........................          (0.50)                  0.48                      0.19
                                           -------                -------                    ------
  Total income (loss) from
    investment operations..........          (0.27)                  0.98                      0.46
                                           -------                -------                    ------
LESS DIVIDENDS AND DISTRIBUTIONS
  FROM:
  Net investment income............          (0.23)                 (0.50)                    (0.27)
  Excess of net investment
    income.........................             --                     --                     (0.01)
  Net realized gains...............             --                  (0.19)                    (0.01)
                                           -------                -------                    ------
Total dividends and
  distributions....................          (0.23)                 (0.69)                    (0.29)
                                           -------                -------                    ------
  Net change in net asset value per
    share..........................          (0.50)                  0.29                      0.17
                                           -------                -------                    ------
NET ASSET VALUE, END OF PERIOD.....        $  9.96                $ 10.46                    $10.17
                                           -------                -------                    ------
                                           -------                -------                    ------
TOTAL RETURN(a)....................         (2.58%)(b)              9.82%                     4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands).....................        $44,053                $39,359                    $3,955
Ratios to average net assets:
  Expenses**.......................          0.50%(c)               0.50%                     0.50%(c)
  Net investment income............          4.61%(c)               4.59%                     5.32%(c)
PORTFOLIO TURNOVER RATE............           107%                   423%                      153%

                            MORTGAGE SECURITIES FUND

                                                                SELECT SHARES(d)
                                     -----------------------------------------------------------------------
                                      FOR THE SIX MONTHS
                                                   ENDED            FOR THE YEAR              FOR THE PERIOD
                                           JUNE 30, 1999                   ENDED       JULY 1, 1997* THROUGH
                                             (UNAUDITED)       DECEMBER 31, 1998           DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................        $ 10.28                $ 10.17                   $ 10.00(e)
                                           -------                -------                   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............           0.29                   0.58                      0.29
  Net realized and unrealized
    gains..........................          (0.38)                  0.14                      0.22
                                           -------                -------                   -------
  Total income (loss) from
    investment operations..........          (0.09)                  0.72                      0.51
                                           -------                -------                   -------
LESS DIVIDENDS AND DISTRIBUTIONS
  FROM:
  Net investment income............          (0.29)                 (0.58)                    (0.29)
  Excess of net investment
    income.........................             --                  (0.01)                    (0.01)
  Net realized gains...............             --                  (0.02)                    (0.04)
                                           -------                -------                   -------
Total dividends and
  distributions....................          (0.29)                 (0.61)                    (0.34)
                                           -------                -------                   -------
  Net change in net asset value per
    share..........................          (0.38)                  0.11                      0.17
                                           -------                -------                   -------
NET ASSET VALUE, END OF PERIOD.....        $  9.90                $ 10.28                   $ 10.17
                                           -------                -------                   -------
                                           -------                -------                   -------
TOTAL RETURN(a)....................         (0.89%)(b)              7.26%                     5.10%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands).....................        $59,273                $54,461                   $17,037
Ratios to average net assets:
  Expenses**.......................          0.50%(c)               0.50%                     0.50%(c)
  Net investment income............          5.80%(c)               5.72%                     5.77%(c)
PORTFOLIO TURNOVER RATE............             0%                    78%                       81%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of June 30, 1999, there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              45
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS(UNAUDITED)
-----------------------------------------------------------------------------

1. ORGANIZATION. The OFFITBANK Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940" Act) and operates as a non-diversified, no-load and open-end management investment company. The Company consists of eleven separately managed funds, of which eight, OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Latin America Equity Fund (formerly "OFFITBANK Latin America Total Return Fund"), OFFITBANK New York Municipal Fund, OFFITBANK California Municipal Fund, OFFITBANK National Municipal Fund, OFFITBANK U.S. Government Securities Fund and OFFITBANK Mortgage Securities Fund (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

High Yield Fund.........................  March 2, 1994
Emerging Markets Fund...................  March 8, 1994
Latin America Equity Fund...............  February 13, 1996
New York Municipal Fund.................  April 3, 1995
California Municipal Fund...............  April 2, 1997
National Municipal Fund.................  October 20, 1997
U.S. Government Securities Fund.........  July 1, 1997
Mortgage Securities Fund................  July 1, 1997

Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the Advisor shares are expected to bear additional shareholder servicing expenses.

The High Yield Fund's primary investment objective is high current income with capital appreciation as a secondary objective. The Emerging Markets Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The Latin America Equity Fund's primary investment objective is capital appreciation with current income as a secondary objective. The New York Municipal Fund seeks to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The California Municipal Fund seeks to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The National Municipal Fund seeks to maximize total after-tax return, consistent with a prudent level of credit risk. The U.S. Government Securities Fund seeks to provide shareholders with current income. The Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

OFFITBANK (the "Adviser") serves as the Funds' investment adviser. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor") serves as the distributor of the Funds' shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are realized and unrealized gains and losses are incurred.

46
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

ORGANIZATIONAL COSTS:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the High Yield, New York Municipal, California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds' net investment income, if any, are declared daily and paid monthly. Dividends from the Emerging Markets Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the Latin America Equity Fund's net investment income, if any, are declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital and currency losses as follows:

                                 CAPITAL LOSS  CURRENCY LOSS
FUND                               DEFERRED      DEFERRED
-------------------------------  ------------  -------------
Emerging Markets Fund..........   $4,470,549     $ 192,085
Latin America Fund.............    3,107,405        11,802
U.S. Government Securities
  Fund.........................       24,619            --
Mortgage Securities Fund.......        7,361            --

For  federal  income  tax  purposes,  the  following  Funds  had  capital   loss
carryforwards:

                                               DATE OF
FUND                             CLCF        EXPIRATION
----------------------------  ----------  -----------------
High Yield Fund.............  $   62,898  December 31, 2006
Emerging Markets Fund.......  23,411,476  December 31, 2006
Latin America Equity Fund...  11,489,603  December 31, 2006

Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of each amount.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

Each Fund (other than the Municipal Funds) may invest in various financial instruments including positions in

                                                                              47
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------
forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Such Funds reserve the right to conduct futures transactions based on an index, which may be developed in the future to correlate with price movements in municipal obligations.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 1999 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The table below indicates the High Yield Fund's outstanding forward currency contract positions at June 30, 1999:

                                                     VALUE ON      VALUE AT      UNREALIZED
                          CONTRACT     MATURITY    ORIGINATION     JUNE 30,     APPRECIATION
            CURRENCY      AMOUNTS        DATE          DATE          1999      (DEPRECIATION)
           -----------  ------------  -----------  ------------  ------------  --------------
Buy               CAD   $  2,216,000    07/26/99   $  1,518,973  $  1,500,745   $    (18,228)
Sell              CAD     (6,000,000)   07/26/99     (4,054,054)   (4,063,389)        (9,335)
Sell              DEM    (18,731,000)   07/26/99    (10,213,752)   (9,901,990)       311,762
Buy               EUR      8,068,000    07/26/99      8,378,259     8,339,105        (39,154)
Sell              EUR    (16,068,000)   07/26/99    (16,816,806)  (16,607,924)       208,882
Sell              FRF   (340,342,500)   07/26/99    (55,200,393)  (53,646,751)     1,553,642
Sell              GBP    (24,889,000)   07/26/99    (40,102,586)  (39,224,566)       878,020
                                                                               --------------
Net unrealized appreciation on forward positions.............................   $  2,885,589
                                                                               --------------
                                                                               --------------

Currency Abbreviations:

CAD        --         Canadian Dollar
DEM        --         German Deutsche Mark
EUR        --         Euro
FRF        --         French Franc
GBP        --         British Pound

The Emerging Markets Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES: The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with the Adviser. Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200,000,000 of assets, 0.75% for the next $400,000,000, and 0.65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% for the Latin America Equity Fund; 0.35% in the case of the New York Municipal Fund, the California Municipal Fund, the National Municipal Fund, the U.S. Securities Fund and the Mortgage Securities Fund.

                                       ADVISORY FEE
              --------------------------------------------------------------
              HIGH YIELD   EMERGING MARKETS   LATIN AMERICA     NEW YORK
                 FUND            FUND          EQUITY FUND   MUNICIPAL FUND
              -----------  -----------------  -------------  ---------------
Gross Fee...   $6,235,806      $ 623,682        $  82,578       $ 126,279
Waiver......          --              --               --         (35,274)
              -----------       --------      -------------  ---------------
Net Fee.....   $6,235,806      $ 623,682        $  82,578       $  91,005
              -----------       --------      -------------  ---------------
              -----------       --------      -------------  ---------------

                                                  U.S.
              CALIFORNIA                       GOVERNMENT
               MUNICIPAL       NATIONAL        SECURITIES       MORTGAGE
                 FUND       MUNICIPAL FUND        FUND       SECURITIES FUND
              -----------  -----------------  -------------  ---------------
Gross Fee...   $  21,770       $  42,382        $  67,532       $ 100,544
Waiver......     (17,162)        (24,685)         (30,474)        (33,671)
              -----------       --------      -------------  ---------------
Net Fee.....   $   4,608       $  17,697        $  37,058       $  66,873
              -----------       --------      -------------  ---------------
              -----------       --------      -------------  ---------------

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodians and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of each Portfolio's first $300 million in average daily net assets; 0.11% of each Portfolio's next $300 million in average daily net assets; 0.08% of each Portfolio's next $300 million in average daily net assets; 0.05% of each Portfolio's next $300 million in average daily net assets; and 0.0275% of each Portfolio's average daily net assets in excess of $1.2 billion. From time to time, PFPC may waive all or a portion of its fee.

                                     ADMINISTRATION FEE
              ----------------------------------------------------------------
              HIGH YIELD   EMERGING MARKETS    LATIN AMERICA      NEW YORK
                 FUND            FUND           EQUITY FUND    MUNICIPAL FUND
              -----------  -----------------  ---------------  ---------------
Gross Fee...   $ 626,395       $  86,623         $  10,322        $  45,100
Waiver......          --         (20,790)           (8,967)         (10,824)
              -----------       --------           -------     ---------------
Net Fee.....   $ 626,395       $  65,833         $   1,355        $  34,276
              -----------       --------           -------     ---------------
              -----------       --------           -------     ---------------

48
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

              CALIFORNIA
               MUNICIPAL       NATIONAL       U.S. GOVERNMENT     MORTGAGE
                 FUND       MUNICIPAL FUND    SECURITIES FUND  SECURITIES FUND
              -----------  -----------------  ---------------  ---------------
Gross Fee...   $   7,775       $  15,136         $  24,119        $  35,908
Waiver......      (7,775)         (3,632)           (5,789)          (8,618)
              -----------       --------           -------     ---------------
Net Fee.....   $      --       $  11,504         $  18,330        $  27,290
              -----------       --------           -------     ---------------
              -----------       --------           -------     ---------------

PFPC provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. From time to time, PFPC may waive all or a portion of its fee.

                                      FUND ACCOUNTING FEE
              --------------------------------------------------------------------
              HIGH YIELD    EMERGING MARKETS     LATIN AMERICA       NEW YORK
                 FUND             FUND            EQUITY FUND     MUNICIPAL FUND
              -----------  -------------------  ---------------  -----------------
Gross Fee...   $   7,500        $   7,500          $   7,500         $   7,500
Waiver......          --               --             (7,500)               --
              -----------         -------            -------            ------
Net Fee.....   $   7,500        $   7,500          $      --         $   7,500
              -----------         -------            -------            ------
              -----------         -------            -------            ------

              CALIFORNIA
               MUNICIPAL   NATIONAL MUNICIPAL   U.S. GOVERNMENT      MORTGAGE
                 FUND             FUND          SECURITIES FUND   SECURITIES FUND
              -----------  -------------------  ---------------  -----------------
Gross Fee...   $   7,500        $   7,500          $   7,500         $   7,500
Waiver......      (7,500)          (5,773)                --                --
              -----------         -------            -------            ------
Net Fee.....   $      --        $   1,727          $   7,500         $   7,500
              -----------         -------            -------            ------
              -----------         -------            -------            ------

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fee.

                                        TRANSFER AGENT FEE
                   ------------------------------------------------------------
                                                                     NEW YORK
                   HIGH YIELD   EMERGING MARKETS    LATIN AMERICA    MUNICIPAL
                      FUND            FUND           EQUITY FUND       FUND
                   -----------  -----------------  ---------------  -----------
Gross Fee........   $  68,636       $  20,269         $   9,000      $   9,000
Waiver...........          --              --            (2,041)          (307)
                   -----------        -------           -------     -----------
Net Fee..........   $  68,636       $  20,269         $   6,959      $   8,693
                   -----------        -------           -------     -----------
                   -----------        -------           -------     -----------

                   CALIFORNIA                                        MORTGAGE
                    MUNICIPAL       NATIONAL       U.S. GOVERNMENT  SECURITIES
                      FUND       MUNICIPAL FUND    SECURITIES FUND     FUND
                   -----------  -----------------  ---------------  -----------
Gross Fee........   $   9,000       $   9,000         $   9,000      $   9,000
Waiver...........      (3,946)         (3,725)           (2,882)        (2,541)
                   -----------        -------           -------     -----------
Net Fee..........   $   5,054       $   5,275         $   6,118      $   6,459
                   -----------        -------           -------     -----------
                   -----------        -------           -------     -----------

Shares in each Fund are sold on a continuous basis by the Distributor. Solely, for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, the Advisor class of each Fund is authorized to spend up to 0.25% of its net assets annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the six months ended June 30, 1999, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor Shares. For the six months ended June 30, 1999, no shareholder servicing fees were incurred.

4. SECURITIES TRANSACTIONS. For the six months ended June 30, 1999, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), were as follows:

                             COMMON STOCKS           U.S. GOVERNMENT
                          AND CORPORATE BONDS          OBLIGATIONS
                        ------------------------  ----------------------
                         PURCHASES      SALES     PURCHASES     SALES
                        -----------  -----------  ----------  ----------
High Yield Fund.......  $498,173,796 $286,947,736 $       --  $       --
Emerging Markets
 Fund.................   82,420,297   91,013,789          --          --
Latin America Equity
 Fund.................    7,105,913    6,693,521          --          --
New York Municipal
 Fund.................   60,841,493   50,886,066          --          --
California Municipal
 Fund.................    6,762,687    2,879,481          --          --
National Municipal
 Fund.................   64,785,635   70,461,783          --          --
U.S. Government
 Securities Fund......           --           --  47,271,422  40,321,744
Mortgage Securities
 Fund.................           --           --  16,745,202          --

5. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the six months ended June 30, 1999 and for the year ended December 31, 1998, were as follows:

                                 HIGH YIELD FUND SELECT SHARES
                      ---------------------------------------------------
                          SIX MONTHS ENDED              YEAR ENDED
                            JUNE 30, 1999           DECEMBER 31, 1998
                      -------------------------  ------------------------
                        SHARES        AMOUNT       SHARES       AMOUNT
                      -----------  ------------  -----------  -----------
Shares issued.......   34,834,200  $343,862,555   74,958,569  $769,112,164
Shares reinvested...    5,417,939    53,315,912    9,400,869   95,379,400
Shares redeemed.....  (29,867,813) (293,856,292) (39,058,920) (395,454,066)
                      -----------  ------------  -----------  -----------
Net increase........   10,384,326  $103,322,175   45,300,518  $469,037,498
                      -----------  ------------  -----------  -----------
                      -----------  ------------  -----------  -----------

                                                                              49
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

                                            HIGH YIELD FUND ADVISOR SHARES
                                   ------------------------------------------------
                                       SIX MONTHS ENDED            YEAR ENDED
                                        JUNE 30, 1999          DECEMBER 31, 1998
                                   ------------------------  ----------------------
                                     SHARES       AMOUNT       SHARES      AMOUNT
                                   -----------  -----------  -----------  ---------
Shares issued....................           -    $       -        17,980  $ 181,000
Shares reinvested................           -            -             -          -
Shares redeemed..................        (715)      (7,109)      (18,711)  (186,959)
                                        -----   -----------  -----------  ---------
Net decrease.....................        (715)   $  (7,109)         (731) $  (5,959)
                                        -----   -----------  -----------  ---------
                                        -----   -----------  -----------  ---------


                                         EMERGING MARKETS FUND SELECT SHARES
                                   ------------------------------------------------
                                       SIX MONTHS ENDED            YEAR ENDED
                                        JUNE 30, 1999          DECEMBER 31, 1998
                                   ------------------------  ----------------------
                                     SHARES       AMOUNT       SHARES      AMOUNT
                                   -----------  -----------  -----------  ---------
Shares issued............   2,661,638  $22,858,357  10,089,980  $101,711,812
Shares reinvested........     540,939    4,637,038   1,812,672    16,044,606
Shares redeemed..........  (4,607,849) (37,218,239) (13,898,524) (113,151,233)
                           ----------  -----------  ----------  ------------
Net increase
 (decrease)..............  (1,405,272) $(9,722,844) (1,995,883) $  4,605,185
                           ----------  -----------  ----------  ------------
                           ----------  -----------  ----------  ------------

                                LATIN AMERICA EQUITY FUND SELECT SHARES
                           -------------------------------------------------
                              SIX MONTHS ENDED             YEAR ENDED
                                JUNE 30, 1999          DECEMBER 31, 1998
                           -----------------------  ------------------------
                             SHARES      AMOUNT       SHARES       AMOUNT
                           ----------  -----------  ----------  ------------
Shares issued.............    313,351  $2,550,187     628,612  $ 6,292,203
Shares reinvested.........          -          --      39,391      445,995
Shares redeemed...........   (312,305) (2,403,365) (2,332,653) (21,881,263)
                            ---------  ----------  ----------  -----------
Net increase (decrease)...      1,046  $  146,822  (1,664,650) $(15,143,065)
                            ---------  ----------  ----------  -----------
                            ---------  ----------  ----------  -----------

                                                             LATIN AMERICA EQUITY
                                                             FUND ADVISOR SHARES
                                                             --------------------
                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1998
                                                             --------------------
                                                              SHARES     AMOUNT
                                                             ---------  ---------
Shares issued..............................................          -  $       -
Shares redeemed............................................     (1,277)   (17,939)
                                                             ---------  ---------
Net decrease...............................................     (1,277) $ (17,939)
                                                             ---------  ---------
                                                             ---------  ---------

                              NEW YORK MUNICIPAL FUND SELECT SHARES
                         ------------------------------------------------
                            SIX MONTHS ENDED            YEAR ENDED
                              JUNE 30, 1999          DECEMBER 31, 1998
                         -----------------------  -----------------------
                           SHARES       AMOUNT      SHARES      AMOUNT
                         -----------  ----------  ----------  -----------
Shares issued..........    1,437,056  $15,544,745  4,296,577  $46,233,943
Shares reinvested......      115,086   1,236,329     215,897    2,328,952
Shares redeemed........     (785,100) (8,462,972) (2,179,819) (23,459,800)
                         -----------  ----------  ----------  -----------
Net increase...........      767,042  $8,318,102   2,332,655  $25,103,095
                         -----------  ----------  ----------  -----------
                         -----------  ----------  ----------  -----------


                             CALIFORNIA MUNICIPAL FUND SELECT SHARES
                         ------------------------------------------------
                            SIX MONTHS ENDED            YEAR ENDED
                              JUNE 30, 1999          DECEMBER 31, 1998
                         -----------------------  -----------------------
                           SHARES       AMOUNT      SHARES      AMOUNT
                         -----------  ----------  ----------  -----------
Shares issued.................    384,761  $4,041,454   763,930  $8,055,789
Shares reinvested.............     17,076    178,789     30,165     297,972
Shares redeemed...............    (22,300)  (233,500)  (206,273) (2,178,623)
                                ---------  ---------  ---------  ----------
Net increase..................    379,537  $3,986,743   587,822  $6,175,138
                                ---------  ---------  ---------  ----------
                                ---------  ---------  ---------  ----------

                                   NATIONAL MUNICIPAL FUND SELECT SHARES
                                -------------------------------------------
                                  SIX MONTHS ENDED         YEAR ENDED
                                   JUNE 30, 1999        DECEMBER 31, 1998
                                --------------------  ---------------------
                                 SHARES     AMOUNT     SHARES      AMOUNT
                                ---------  ---------  ---------  ----------
Shares issued............     783,177  $ 8,186,186  3,017,817  $31,253,540
Shares reinvested........      33,027      343,483     60,611     630,967
Shares redeemed..........  (1,623,850) (16,996,022)  (502,883) (5,252,890)
                           ----------  -----------  ---------  ----------
Net increase
 (decrease)..............    (807,646) $(8,466,353) 2,575,545  $26,631,617
                           ----------  -----------  ---------  ----------
                           ----------  -----------  ---------  ----------

                           U.S. GOVERNMENT SECURITIES FUND SELECT SHARES
                           ----------------------------------------------
                              SIX MONTHS ENDED           YEAR ENDED
                                JUNE 30, 1999         DECEMBER 31, 1998
                           -----------------------  ---------------------
                             SHARES      AMOUNT      SHARES      AMOUNT
                           ----------  -----------  ---------  ----------
Shares issued.............  1,072,871  $10,759,867 3,790,582  $39,744,486
Shares reinvested.........     75,937     771,069    141,379   1,476,753
Shares redeemed...........   (490,816) (5,007,551)  (557,911) (5,837,572)
                            ---------  ----------  ---------  ----------
Net increase..............    657,992  $6,523,385  3,374,050  $35,383,667
                            ---------  ----------  ---------  ----------
                            ---------  ----------  ---------  ----------

                               MORTGAGE SECURITIES FUND SELECT SHARES
                            --------------------------------------------
                              SIX MONTHS ENDED          YEAR ENDED
                                JUNE 30, 1999        DECEMBER 31, 1998
                            ---------------------  ---------------------
                             SHARES      AMOUNT     SHARES      AMOUNT
                            ---------  ----------  ---------  ----------
Shares issued..............    806,308  $8,153,028  3,757,709  $38,457,330
Shares reinvested..........    141,734   1,432,599    186,150   1,911,337
Shares redeemed............   (260,647) (2,623,631)  (319,246) (3,274,675)
                             ---------  ----------  ---------  ----------
Net increase...............    687,395  $6,961,996  3,624,613  $37,093,992
                             ---------  ----------  ---------  ----------
                             ---------  ----------  ---------  ----------

6. OTHER MATTERS. The High Yield Fund, the Emerging Markets Fund and the Latin America Equity Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the State of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions. The Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated. If either New York or California or any of their local government entities are unable to meet their financial obligations, the income derived by the Funds and their ability to preserve capital and liquidity could be adversely affected.

50
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Dr. Wallace Mathai-Davis
SECRETARY AND TREASURER

Stephen Brent Wells
ASSISTANT TREASURER

Vincent M. Rella
ASSISTANT TREASURER

David D. Marky
ASSISTANT TREASURER

David C. Lebisky
ASSISTANT SECRETARY

Gary M. Gardner
ASSISTANT SECRETARY

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, New York 10022

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania 19428-2961

ADMINISTRATOR
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIANS
The Chase Manhattan Bank
3 MetroTech Center, 8th Floor South
Brooklyn, New York, 11245
(OFFITBANK EMERGING MARKETS FUND AND
OFFITBANK LATIN AMERICA EQUITY FUND)

The Bank of New York
48 Wall Street
New York, New York 10286
(ALL OTHER OFFITBANK FUNDS)

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.

                      The OFFITBANK Investment Fund, Inc.
                        400 Bellevue Parkway, Suite 108
                              Wilmington, DE 19809
                                 (800) 618-9510